This RECEIVABLES PURCHASE AGREEMENT is entered into as of June 26, 2001 among:

         (1)      AGCO CANADA, LTD., a Saskatchewan corporation, as the Seller,

         (2)      AGCO CORPORATION, a Delaware corporation, as initial Servicer,

         (3)      THE PURCHASERS party hereto,

         (4)      THE ADMINISTRATORS party hereto, and

         (5) COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL" NEW YORK BRANCH, as Agent and Custodian.

                             PRELIMINARY STATEMENTS

         WHEREAS the Seller has Dealer Receivables and will have additional Dealer Receivables;

         WHEREAS, the Seller desires to transfer and assign Ownership Interests in the Dealer Receivables and Related Security with respect thereto to the Purchasers from time to time;

         WHEREAS, each Purchaser may, in its absolute and sole discretion, purchase Ownership Interests from the Seller from time to time;

         WHEREAS, the Seller and the Purchaser have agreed that all such Ownership Interests as well as the interests of the Seller in the Dealer Receivables and Related Security shall be held by the Custodian as agent and bailee of the Seller and the Purchasers in accordance with the terms of this Agreement;

         WHEREAS, each Administrator has been requested and is willing to act on behalf of the Purchasers in its Related Group in accordance with the terms hereof; and

         WHEREAS, Rabobank has been requested and is willing to act as the Agent on behalf of the Purchasers in accordance with the terms hereof and to act as the Custodian on behalf of both the Seller and the Purchasers;

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                                   ARTICLE I
                                   DEFINITIONS

Section 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Adjusted Eurodollar Rate" means for any period, a rate per annum equal to the sum of (a) 1.50%, and (b) the quotient of (i) LIBOR for such period, divided by (ii) a number equal to 1.00 minus the Eurodollar Reserve Percentage, if applicable. The Adjusted Eurodollar Rate shall be determined by the Agent and shall be rounded upward, if necessary, to the nearest 1/100th of 1%.

         "Administrator" means (i) with respect to the Related Group that includes Nieuw Amsterdam, Rabobank in its capacity as administrator for such Related Group hereunder, and any successor thereto in such capacity and (ii) with respect to any other Related Group that may become party hereto pursuant to
Section 13.02, the Person designated as such in the relevant Joinder Agreement, and any successor thereto in such capacity.

         "Administrator Agreement" means an agreement between an Administrator and the members of its Related Group relating to the performance of such Administrator's duties hereunder.

         "Adverse Claim" means a lien, security interest, charge, encumbrance, mortgage, pledge, assignment, hypothec, hypothecation, privilege, title retention or other right or claim in, of or on any Person's assets or properties in favour of any other Person.

         "Affected Party" means a Purchaser, a Conduit Funding Source or any of their respective Affiliates.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "AGCO U.S." means AGCO Corporation, a Delaware corporation, and any successor thereto.

         "Agent" means Rabobank in its capacity as agent for the Purchasers hereunder, and any successor thereto in such capacity.

         "Agreement" means this Receivables Purchase Agreement, as it may be amended, restated, supplemented or modified and in effect from time to time.

         "Alternative Rate" means the Adjusted Eurodollar Rate, provided, however, that the "Alternative Rate" shall be equal to the Base Rate (i) for any Settlement Period not equal to a month, (ii) with respect to any portion of Investment which is not outstanding during an entire Settlement Period or which does not accrue Yield at the Alternative Rate for an entire Settlement Period,
(iii) at any time when the Adjusted Eurodollar Rate has been suspended as provided in Section 5.02, (iv) for any Settlement Period for which the Seller so elects by delivery of a written notice to such effect to the Agent and each Administrator not later than the third Business Day prior to the commencement of such Settlement Period, and (v) in respect of any Investment transferred by Nieuw Amsterdam to any other Person, during the initial period of three Business Days immediately following such transfer; provided, further however, that if, for any Settlement Period, the average Alternative Rate as determined in accordance with the foregoing is less than the weighted average cost of funds (expressed as an annual interest rate based on a 360 day year) incurred by the Purchasers for such period to fund their Investments (as determined by the Agent, whose determination thereof shall be conclusive for purposes hereof) (such rate being the "Cost of Funds Rate"), the "Alternative Rate" for such Settlement Period shall be equal to the Cost of Funds Rate for such Settlement Period.

         "Applicable Unpaid Obligations" has the meaning set out in Section 5.05(a).

         "Authorized Officer" shall mean, with respect to the Seller or AGCO U.S., its respective corporate controller, treasurer or chief financial officer.

         "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the higher of (a) the Prime Rate (or, for any period when the Agent has elected in accordance with Section 3.07 to denominate the Investment in Canadian Dollars, the Canadian Prime Rate) and (b) the Federal Funds Rate
+ 0.50%.

         "Business Day" means any day on which banks are not authorized or required to close in New York, New York or Toronto, Canada and, if the applicable Business Day relates to any computation or payment to be made with respect to the Adjusted Eurodollar Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

         "Canadian Dealer" means a Dealer that is located in Canada or that remits payments to a Lock-Box and/or Deposit Account located in Canada.

         "Canadian Dollar Equivalent" means, at any time, (i) with respect to any amount expressed in U.S. Dollars, the Equivalent Amount thereof at such time in Canadian Dollars, and (ii) with respect to any amount expressed in Canadian Dollars, the amount thereof.

         "Canadian Dollars" or "Cdn $" means the lawful currency of Canada.

         "Canadian Prime Rate" means, at any time, the rate of interest charged by Royal Bank of Canada for Canadian dollar commercial loans made in Canada and which it refers to as its "Prime Rate".

         "Carrying Cost Reserve Percentage" means, at any time, a percentage equal to:

         1.5 * (3 Month LIBOR + 3.0%) * DSO/365

where

         3 Month LIBOR     =     LIBOR for an assumed Settlement Period of three
                                 months commencing on the immediately preceding
                                 Payment Date.

         DSO               =     The product of (i) 270, times (ii) a fraction,
                                 the numerator of which is equal to the aggregate
                                 Outstanding Balance of all Dealer Receivables as of
                                 the last day of the calendar month most recently
                                 ended on or prior to the date of determination, and
                                 the denominator of which is equal to the aggregate
                                 Outstanding Balance of all Dealer Receivables arising
                                 during the nine calendar month period then most
                                 recently ended on or prior to such date.

         "Cash Control Event" means the occurrence of either of the following events: (i) the Servicer's long-term corporate or senior implied rating shall be Ba3 or lower by Moody's or BB- or lower by S&P or (ii) any Early Amortization Event.

         "Charged-Off Receivable" means a Dealer Receivable, (i) as to which the Obligor has taken any action, or suffered any event to occur, of the type described in Section 10.01(e) or (ii) which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible.

         "Collection Account" means the account maintained in the name of Servicer at the Collection Account Bank having the account no. 0002-1400-281, or any new collection account established by the Servicer pursuant to Section 4.07.

         "Collection Account Bank" means Bank of Montreal or, if the Servicer establishes any new Collection Account pursuant to Section 4.07, the Eligible Bank at which such account is established.

         "Collection Notice" means a notice, in substantially the form of Annex A to Exhibit B, from the Agent to a Deposit Account Bank.

         "Collections" means, with respect to any Dealer Receivable, all cash collections and other cash proceeds in respect of such Dealer Receivable, including, without limitation, all Sales Taxes or other related amounts accruing in respect thereof, all cash proceeds of Related Security with respect to such Dealer Receivable and all Deemed Collections with respect to such Dealer Receivable and any other amounts which are stated herein to be applied as Collections, but for greater certainty, not including any collections of Finance Charges. Without limiting the generality of the foregoing, it is understood and agreed that Collections shall include all such amounts received (including insurance proceeds, if any) with respect to Dealer Receivables which have previously become Defaulted Receivables or Charged-Off Receivables.

         "Commercial Paper Notes" means the short-term promissory notes issued by a Purchaser having an original maturity of 45 days or less (including the date of issuance thereof).

         "Conduit Funding Agreement" means any agreement or instrument executed by any Conduit Funding Source with or for the benefit of a Purchaser pursuant to which such Conduit Funding Source provides liquidity, credit enhancement or back-up purchase support or facilities to such Purchaser.

         "Conduit Funding Source" means any bank, insurance company or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to a Purchaser.

         "Contract" means, with respect to any Dealer Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Dealer Receivable arises or which evidences such Dealer Receivable, including, without limitation, any related Dealer Agreement.

         "CP Rate" means, with respect to any Purchaser for any period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by such Purchaser from time to time as interest on Commercial Paper Notes (by means of interest rate hedges or otherwise and taking into consideration any incremental carrying costs associated with Commercial Paper Notes issued by such Purchaser maturing on dates other than those certain dates on which such Purchaser is to receive funds) in respect of Funding Commercial Paper Notes issued by such Purchaser, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such Commercial Paper Notes, to the extent such commissions are reasonably allocated, in whole or in part, to such Commercial Paper Notes by the related Administrator (on behalf of such Purchaser), (ii) other borrowings by such Purchaser, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market and (iii) any related Currency Protection Agreements and the costs incurred thereunder; provided that if any component of such rate is a discount rate, in calculating the CP Rate the related Administrator shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; and provided further that any Purchaser which becomes a party hereto pursuant to Section 13.02 may specify a different "CP Rate" in the relevant Joinder Agreement, in which case the term "CP Rate", when used in reference to such Purchaser, shall have the meaning assigned to such term in such Joinder Agreement.

         "Credit Agreement" means that certain Credit Agreement dated as of April 17, 2001 (as amended, restated, supplemented or otherwise modified from time to time) by and among AGCO U.S. and the Subsidiaries signatory thereto, the Lenders and Issuing Banks party thereto, Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", Canadian Branch, as Canadian Administrative Agent and Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as Canadian Administrative Agent.

         "Credit and Collection Policy" means the Servicer's credit and collection policies and practices relating to Contracts, Dealer Receivables and Related Security existing on the date hereof, as modified from time to time in accordance with Section 8.04(b).

         "Credit Enhancement" means the product of (a) the Net Eligible Receivables Balance, times (b) the greater of (i) the Dynamic Reserve Percentage and (ii) 17%.

         "Currency Deficiency" has the meaning set out in Section 5.05(b).

         "Currency Excess" has the meaning set out in Section 5.05(b).

         "Currency Protection Agreement" shall mean a forward or spot exchange contract, currency exchange agreement or other agreement or arrangement entered into by the Agent or any Purchaser and designed to protect the Agent or one or more Purchasers against fluctuations in currency values or to allow for the conversion of currencies, in either case in connection with the transactions contemplated by this Agreement.

         "Custodian" means Rabobank in its capacity as Custodian hereunder, and any successors thereto in such capacity.

         "Dealer" means a Person that has entered into a Dealer Agreement with the Seller.

         "Dealer Agreement" means an agreement between the Seller and another Person that has agreed to act as a dealer for equipment manufactured or distributed by the Seller including, without limitation, any "Dealer Sales and Service Agreement" in substantially the form attached hereto as Exhibit F or any substantially similar agreement, howsoever denominated.

         "Dealer Concentration Limit" means, at any time with respect to any Dealer and its Affiliates, 3.0% of the Eligible Receivables Balance (or, if a Special Concentration Limit is in effect with respect to such Dealer and its Affiliates, such Special Concentration Limit).

         "Dealer Receivable" means the indebtedness and other obligations owed to the Seller (without giving effect to any Transfer or conveyance hereunder) or in which the Seller has a security interest or other interest, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of farm machinery (other than a sale of individual parts) to a Canadian Dealer pursuant to a Dealer Agreement and includes, without limitation, the obligation to pay any Sales Taxes or similar charges with respect thereto, but excluding any obligation to pay Finance Charges. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Dealer Receivable separate from a Dealer Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction.

         "Deemed Collections" means, the aggregate of all amounts the Seller shall have been deemed to have received as a Collection of a Dealer Receivable pursuant to Section 4.02 or otherwise hereunder.

         "Default Ratio" means, at any time, the percentage equivalent of a fraction, the numerator of which is equal to the sum of (i) the aggregate Outstanding Balance of Dealer Receivables that were Defaulted Receivables as of the last day of the immediately preceding month, plus (ii) the aggregate Outstanding Balance of all Dealer Receivables which became Charged Off Receivables during the immediately preceding one month period (such Outstanding Balance to be computed as of the respective dates such Dealer Receivables became Charged Off Receivables), minus (iii) the aggregate amount of Collections received in respect of such Charged Off Receivables during the immediately preceding one month period (excluding any Collections received prior to the respective dates on which such Dealer Receivables became

Charged Off Receivables), and the denominator of which is equal to the Eligible Receivables Balance as of the last day of the immediately preceding month.

         "Defaulted Receivable" means a Dealer Receivable as to which any payment, or part thereof, remains unpaid for 91 days or more from the original due date for such payment (or, if such due date has been amended in accordance with the Credit and Collection Policy, from such amended due date).

         "Deferred Reinvestment Purchase" has the meaning specified in Section 3.03.

         "Delinquent Receivable" means a Dealer Receivable that is not a Defaulted Receivable and as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such payment.

         "Deposit Account" means the Collection Account or any other concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited.

         "Deposit Account Agreement" means an agreement substantially in the form of Exhibit B among the Seller, the Agent and a Deposit Account Bank.

         "Deposit Account Bank" means, at any time, any of the banks holding one or more Deposit Accounts.

         "Dilution" means, at any time, the amount of any reduction in the outstanding balance of a Dealer Receivable as a result of any setoff, dispute, discount, rebate, return, netting, adjustment or any other reason including warranty claims, other than (i) payment in cash of such outstanding balance by the Obligor, (ii) credit for a trade-in of used equipment, to the extent such credit simultaneously gave rise to a new Dealer Receivable in respect of such equipment having an original Outstanding Balance equal to or greater than the amount of such reduction or (iii) such Dealer Receivable having become a Charged-Off Receivable.

         "Dilution Ratio" means, at any time, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate amount of Dilutions which occurred during the calendar month then most recently ended, and the denominator of which is equal to the original Outstanding Balance of all Dealer Receivables which arose from the sale of new equipment and for which the final payment of principal owing by the Obligor was made in the immediately preceding calendar month.

         "Dynamic Reserve Percentage" means, at any time, the sum of (i) the Loss Reserve Percentage, plus (ii) the Variable Dilution Reserve Percentage, plus (iii) the Carrying Cost Reserve Percentage.

         "Early Amortization Event" has the meaning specified in Section 10.01.

         "Eligible Bank" means a depository institution or trust company, organized under the laws of the United States or any State thereof (a "U.S. Institution") or of Canada or any Province thereof (a "Canadian Institution"), that (i) in the case of a U.S. Institution, is a member of the Federal Deposit Insurance Corporation, (ii) in the case of a Canadian Institution, is a member of the Canada Deposit Insurance Corporation,
(iii) has a combined capital and surplus of not less than U.S. $50,000,000 or the Canadian Dollar Equivalent thereof , (iv) has (or is a subsidiary of a Person that has) a long-term unsecured debt rating of at least A or better by S&P and A2 or better by Moody's, and (iv) has been approved in writing by each Administrator, such approval not to be unreasonably withheld.

         "Eligible Receivable" means, at any time, a Dealer Receivable that satisfies each of the following criteria:

         (a) the representations and warranties set forth in Sections 6.01(i) and 6.01(j) are true and correct with respect to such Dealer Receivable,

         (b) the Obligor of such Dealer Receivable is a Dealer and is not an Affiliate of the Seller,

         (c) such Dealer Receivable arises under a Dealer Agreement substantially in the form attached hereto as Exhibit F (or in such other form as shall have been approved in writing by the Agent, such approval not to be unreasonably withheld), which, together with such Dealer Receivable, is in full force and effect and has not been terminated and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense or contingency,

         (d) such Dealer Receivable is denominated and payable only in Canadian dollars in Canada,

         (e) the Obligor of such Dealer Receivable (i) if a natural person, is a resident of Canada or, if a corporation or other business organization, is organized under the laws of Canada or any Province or Territory thereof and has an office in Canada; and (ii) is not a government or a governmental subdivision or agency,

         (f) such Dealer Receivable is evidenced by an invoice issued pursuant to a Dealer Agreement and constitutes an "account" or "chattel paper", within the meaning of Section 9-105 and Section 9-106, respectively, of the UCC of all applicable jurisdictions in the United States, or comparable legislation in Canada,

         (g) such Dealer Receivable is not a Defaulted Receivable, a Delinquent Receivable or a Charged-Off Receivable,

         (h) the Obligor of such Dealer Receivable has not been served with a notice by or on behalf of the Servicer, notifying such Obligor of breaches committed and unremedied by it of any Contract related to such Dealer Receivable (including, without limitation, any refusal or failure of such Dealer to account to the Servicer for the proceeds of the sale of Equipment) during the immediately preceding twelve (12) calendar months,

         (i) such Dealer Receivable was generated in the ordinary course of the Seller's business from the sale of equipment to the Obligor by the Seller, and not by any other Person (in whole or in part),

         (j) such Dealer Receivable complies in all material respects with all applicable requirements of the Credit and Collection Policy and has not had its payment terms extended,

         (k) such Dealer Receivable is required to be paid in full within twenty-four (24) months of the date of determination,

         (l) such Dealer Receivable is required to be paid in full within twelve (12) months of the date such Dealer Receivable arises; provided that Dealer Receivables which satisfy all criteria in this definition other than this clause (l) may be treated as Eligible Receivables hereunder so long as the aggregate Outstanding Balance of such Dealer Receivables does not exceed 20% of the aggregate Outstanding Balance of all Dealer Receivables,

         (m) such Dealer Receivable arises from the sale of new equipment; provided that Dealer Receivables arising from the sale of used equipment may be treated as Eligible Receivables hereunder so long as the aggregate Outstanding Balance of such Dealer Receivables does not exceed 25% of the aggregate Outstanding Balance of all Dealer Receivables,

         (n) (i) the Outstanding Balance of such Dealer Receivable when combined with the aggregate Outstanding Balance of all other Eligible Receivables owing by the same Dealer or any Affiliate of such Dealer, would not exceed the applicable Dealer Concentration Limit and (ii) if the Dealer in respect of such Dealer Receivable is located in the Northwest Territories or Nunavut, the Outstanding Balance of such Dealer Receivable when combined with the aggregate Outstanding Balance of all other Eligible Receivables owing from Dealers located in the Northwest Territories or Nunavut, would not exceed 5% of the Eligible Receivables Balance,

         (o) the outstanding balance of such Dealer Receivable is due and payable in full upon the Dealer's sale of the related Equipment,

         (p) the outstanding principal balance of such Dealer Receivable does not exceed the purchase price for the related Equipment payable by the Dealer,

         (q)      such Dealer Receivable arises under a Dealer Agreement which
         (i) does not require the Obligor under such Dealer Agreement to consent to the Transfer, sale or assignment of the rights and duties of the Seller under such Dealer Agreement, (ii) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review such Dealer Agreement, and
         (iii) contains an obligation to pay a specified sum of money,

         (r) such Dealer Receivable, together with the Dealer Agreement and each other Contract related thereto, does not contravene any law, rule or regulation applicable thereto to an extent which would in any way impair the ability of the Servicer to ultimately collect any and all amounts payable in respect of such Dealer Receivable, and

         (s) which the Agent has not designated, in its reasonable business judgment and in good faith applying the credit criteria customarily applied by the Agent in transactions of this type, upon (30) days' notice to the Seller, as no longer eligible for Transfer hereunder.

         "Eligible Receivables Balance" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time.

         "Equipment" means, with respect to any Dealer Receivable, the equipment the sale or financing of which gave rise to such Dealer Receivable and all financing statements or other filings relating thereto.

         "Equivalent Amount" means, at any time, with respect to a specified amount of any currency, the amount of any other currency that may be purchased by the Agent with such specified amount of the first mentioned currency at the rate of exchange for the purchase of such other currency with the first mentioned currency as quoted by the Agent on the immediately preceding Business Day as its noon rate for such purchases. Notwithstanding the foregoing, if at the time in question the Agent or the applicable Purchasers have in place a Currency Protection Agreement which applies to the conversion of the amounts in question into the desired currency, the rate as aforesaid shall be the rate for the purchase of such other currency as specified in such Currency Protection Agreement, to the extent considered by the Agent to be reasonable in the circumstances.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, as amended from time to time.

         "Eurodollar Reserve Percentage" means for any day, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against Eurocurrency Liabilities (as defined therein), if such liabilities were outstanding. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Face Amount" means in relation to any Commercial Paper Note (a) if issued on a discount basis, the amount due at the maturity thereof and (b) if issued on an interest-bearing basis, the principal amount stated therein plus the amount of all interest scheduled to accrue thereon through its stated maturity date.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it in good faith.

         "Fee Letter" means (i) with respect to the Related Group that includes Nieuw Amsterdam, that certain fee letter dated as of the date hereof, among the Seller, Nieuw Amsterdam and Rabobank, as Administrator for such Related Group, as the same may be amended or modified and in effect from time to time and (ii) with respect to any other Related Group, the fee letter entered into among the Seller, the related Purchaser for such Related Group and the related Administrator on or prior to the date on which the members of such Related Group become parties hereto, as the same may be amended or modified and in effect from time to time.

         "Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

         "Funding Commercial Paper Notes" means, during any period, Commercial Paper Notes issued by any Purchaser that are allocated, in whole or in part, by the related Administrator (on behalf of such Purchaser) to fund or maintain the Investment of such Purchaser during such period, as determined by the related Administrator (on behalf of such Purchaser) and reported to the Seller and the Servicer.

         "Incremental Purchase" means a purchase of Ownership Interests which increases the total outstanding Investment hereunder, including the initial purchase of an Ownership Interest hereunder.

         "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) obligations under any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA or any pension benefits or similar legislation in any applicable jurisdictions in Canada.

         "Investment" means, with respect to any Ownership Interest at any time, an amount, expressed in U.S. Dollars (except as otherwise provided in Section 3.07) equal to (A) the Purchase Price for such Ownership Interest, minus (B) the U.S. Dollar Equivalent (except as otherwise provided in Section 3.07), using the applicable exchange rate from the definition herein of "Equivalent Amount" (as determined by the Agent), of the sum of the aggregate amount of Collections and other payments received by the Agent which in each case are applied to reduce such Investment in accordance with the terms and conditions of this Agreement, provided, however, that such Investment of such Ownership Interest shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must be returned for any reason.

         "Joinder Agreement" means an agreement, in form and substance reasonably satisfactory to each of the parties hereto, entered into among each of the parties hereto and the members of a new Related Group pursuant to Section 13.02.

         "LIBOR" means, for any Settlement Period, an interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Settlement Period which appears at Telerate Page 3750 as of 11:00 a.m. (London time) two Business Days before the first day of such Settlement Period. If the Agent is unable to determine LIBOR by reference to Telerate Page 3750 on any applicable interest determination date, LIBOR shall be the rate (rounded upward as described above, if necessary) for deposits in dollars for a period substantially equal to such Settlement Period on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) two Business Days before the first day of such Settlement Period. If the Agent is unable to determine LIBOR for any period by reference to either the Telerate Page 3750 or the Reuters Screen LIBO Page, then LIBOR for that Settlement Period will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Settlement Period which are offered by the Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of such Settlement Period.

         "Liquidity Termination Date" means, at any time, the Scheduled Purchase Commitment Termination Date at such time, under and as defined in the Liquidity Asset Purchase Agreement of even date among Nieuw Amsterdam, the Purchasers from time to time parties thereto and Rabobank as Liquidity Agent, as such agreement may be amended, restated, supplemented or modified and in effect from time to time, and upon any extension of the Scheduled Purchase Commitment Termination Date at any time, the Liquidity Termination Date shall be adjusted accordingly.

         "Lock-Box" means a locked postal box to which Obligors remit Collections and with respect to which a Deposit Account Bank has been granted exclusive access for the purpose of retrieving and processing such Collections.

         "Loss Reserve Percentage" means, at any time, 2.0 times the highest average Default Ratio for any three consecutive month period ending during the twelve (12) complete calendar month period then most recently ended.

         "Majority Purchasers" means, at any time, Purchasers owning in excess of 66-2/3% of the aggregate Investments at such time.

         "Material Adverse Effect" means a material adverse effect on (i) the financial condition or operations of the Seller and its Subsidiaries or the Servicer and its Affiliates, (ii) the ability of the Seller or the Servicer to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement, (iv) the Seller's or any Purchasers' interest in the Dealer Receivables generally or in any significant portion of the Dealer Receivables, the Related Security or the Collections with respect thereto, or
(v) the collectibility of the Dealer Receivables generally or of any material portion of the Dealer Receivables.

         "Maximum Program Amount" means U.S. $60,000,000.

         "Monthly Report" means a report, in substantially the form of Exhibit A hereto, furnished by the Servicer to the Agent pursuant to Section 9.05.

         "Moody's" means Moody's Investors Service, Inc., and any successor thereto.

          "Net Eligible Receivables Balance" means, at any time, an amount equal to (a) the Eligible Receivables Balance minus (b) the product of (i) the Planned Dilution Ratio, times (ii) the New Equipment Receivables Percentage, times (iii) the Eligible Receivables Balance.

         "New Equipment Receivables Percentage" means, at any time, the aggregate Outstanding Balance of the Dealer Receivables which arose from the sale of new equipment, expressed as a percentage of the aggregate Outstanding Balance of all Dealer Receivables.

         "Nieuw Amsterdam" means Nieuw Amsterdam Receivables Corporation, a Delaware corporation, together with its successors and permitted assigns.

         "Obligor" means a Dealer or any other Person obligated to make payments pursuant to a Contract, including any guarantor.

         "Other Taxes" has the meaning specified in Section 11.03(b).

         "Outstanding Balance" means, with respect to any Dealer Receivable, the outstanding principal balance of such Dealer Receivable expressed in Canadian Dollars including any amount payable by the applicable Obligor or Obligors in respect of goods and services tax, but for greater certainty excluding any Finance Charges.

         "Ownership Interest" means, at any time, an undivided percentage ownership interest (computed as set forth below) associated with a designated amount of Investment in (i) each Dealer Receivable existing at such time, (ii) all Related Security with respect to each such Dealer Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Dealer Receivable (collectively, at any time, the "Pool Assets"). Each such undivided percentage interest shall equal:

                                        I
                                   -----------
                                   (NERB - CE)

where:

         I        =        the Investment of such Ownership Interest.

         CE       =        the Credit Enhancement.

         NERB     =        the Net Eligible Receivables Balance;

provided that if, at the time in question, such Investment is expressed in U.S. Dollars, the U.S. Dollar Equivalent at such time of the Credit Enhancement and Net Eligible Receivables Balance shall be used for the foregoing calculation. Each Ownership Interest shall be computed on its date of purchase and recomputed (or deemed recomputed) on each day prior to the Termination Date on which the Investment associated with such Ownership Interest, the Credit Enhancement or the Net Eligible Receivables Balance changes. The variable percentage represented by any Ownership Interest as computed (or deemed recomputed) as of the close of the Business Day immediately preceding the Termination Date shall remain constant at all times on and after the Termination Date.

         "Payment Date" means (i) the 20th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) and (ii) from and after the occurrence of an Early Amortization Event, each additional Business Day designated as a "Payment Date" by the Agent.

         "Payment Rate" means, at any time, the percentage equivalent of a fraction, the numerator of which is equal to the original Outstanding Balance of all Dealer Receivables for which the final payment of principal owing by the Obligor was made in the immediately preceding calendar month, and the denominator of which is equal to the aggregate Outstanding Balance of all Dealer Receivables as of the last day of the immediately preceding calendar month.

         "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Planned Dilution" means, with respect to any calendar month, the aggregate amount of reserves accrued on the accounting books of the Seller with respect to program discounts expected to be taken by the Dealers at the time of settlement, as calculated by the Servicer on the last day of the immediately preceding calendar month in accordance with the accounting practices of the Seller as in effect on the date hereof.

         "Planned Dilution Amount" means an amount, determined as of the Business Day immediately preceding the Termination Date, equal to the sum of (a) the Planned Dilution for the calendar month then most recently ended plus (b) the product of (i) the Variable Dilution Reserve Percentage and (ii) the Net Eligible Receivables Balance.

         "Planned Dilution Ratio" means, with respect to any calendar month, the greater of (a) 10%, and (b) the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Planned Dilution for such calendar month, and the denominator of which is equal to the aggregate Outstanding Balance of the Dealer Receivables which arose from the sale of new equipment as of the last day of the immediately preceding calendar month.

         "Pool Assets" has the meaning set out in the definition of Ownership Interest.

         "Potential Early Amortization Event" means an event which, with the passage of time or the giving of notice, or both, would constitute an Early Amortization Event.

         "Prime Rate" means the rate announced by Rabobank from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Rabobank in connection with extension of credit to debtors.

         "Purchase" means an Incremental Purchase or a Reinvestment Purchase or a Deferred Reinvestment Purchase.

         "Purchase Notice" has the meaning set forth in Section 3.02.

         "Purchase Price" means, with respect to any Incremental Purchase of an Ownership Interest, including for greater certainty, the initial purchase of an Ownership Interest hereunder, the amount in U.S. Dollars paid to the Seller for such Ownership Interest, which shall not exceed the least of (i) the amount requested by the Seller in the applicable Purchase Notice, (ii) the unused portion of the Maximum Program Amount on the applicable purchase date and (iii) the excess, if any, of the U.S. Dollar Equivalent of the Net Eligible Receivables Balance (less the Credit Enhancement), on the applicable purchase date over the aggregate outstanding amount of Investment determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase, subject to adjustment as provided in Section 4.05.

         "Purchaser" means Nieuw Amsterdam or any other Person that may become a party hereto as a "Purchaser" pursuant to a Joinder Agreement as described in
Section 13.02, together in each case with their respective successors and assigns.

         "Purchaser Obligations" means, at any time, the aggregate outstanding Investment hereunder, all Yield, Swap Costs and Servicer Fees and any applicable taxes thereon, all costs of the Custodian or the Agent of collection and enforcement of this Agreement and any Currency Deficiency.

         "Purchasers' Portion" has the meaning set out in Section 4.03(a).

         "Rabobank" means Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, and any successor thereto.

         "Records" means, with respect to any Dealer Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Dealer Receivable, any Related Security therefor and the related Obligor.

         "Reference Bank" means, with respect to any Settlement Period to which any portion of the Investment of a Related Group has been allocated, the Administrator for such Related Group or such other bank as the Administrator for such Related Group shall reasonably and in good faith designate with the consent of each Purchaser in such Related Group.

         "Reinvestment Purchase" has the meaning set forth in Section 3.03.

         "Related Group" means (i) Nieuw Amsterdam, as a Purchaser, and Rabobank, as Administrator, together with their respective successors and assigns or (ii) any other group of Purchasers and their related Administrator that shall become a party hereto as a "Related Group" pursuant to Section 13.02, together with their respective successors and assigns.

         "Related Security" means, with respect to any Dealer Receivable:

         (i) all of the Seller's interest in the Equipment or other inventory and goods (including returned, foreclosed or repossessed inventory or goods) the financing or sale of which by the Seller gave rise to such Dealer Receivable, and all insurance contracts with respect thereto,

         (ii) all other security interests, liens or other Adverse Claims and property subject thereto from time to time, if any, purporting to secure payment of such Dealer Receivable, whether pursuant to the Dealer Agreement related to such Dealer Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Dealer Receivable,

         (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Dealer Receivable whether pursuant to the Dealer Agreement related to such Dealer Receivable or otherwise,

         (iv) the related Dealer Agreement and all service contracts and other agreements associated with such Dealer Receivable,

         (v)      all Records related to such Dealer Receivable, and

         (vi)     all proceeds of any of the foregoing.

         "Reporting Date" means the 5th Business Day preceding each Payment
Date.

         "Required Canadian Dollar Amount" has the meaning set out in Section 5.05(a).

         "Reuters Screen LIBO Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the applicable page on such service for the purpose of displaying the London interbank rates of major banks for deposits in U.S. dollars.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

         "Sales Taxes" means all sales taxes, goods and services taxes, harmonized taxes and other similar taxes and all related penalties and interest, including provincial sales tax, goods and services tax, and any taxes payable under similar legislation in any other jurisdiction of Canada, including Quebec sales tax.

         "Seller" means AGCO Canada, Ltd., a Saskatchewan corporation, and any successor thereto.

         "Seller Obligations" means, at any time, all amounts required to be paid by the Seller under Section 4.01 hereof, together with all other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Seller to the Custodian, the Agent, any Administrator, any Purchaser or any other Affected Party, arising under or in connection with this Agreement or any of the other Transaction Documents or the transactions contemplated thereby and shall include, without limitation, all fees, expense reimbursements, indemnifications, and other amounts due or to become due from the Seller under the Transaction Documents, including, without limitation, fees and other obligations that accrue after the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar proceeding with respect to the Seller.

         "Servicer" means at any time the Person (which may be the Agent) then authorized pursuant to Article IX to service, administer and collect Dealer Receivables.

         "Servicer Default" has the meaning set forth in Section 9.07.

         "Servicer Fee" has the meaning set forth in Section 9.06.

         "Settlement Period" means each period from and including the immediately preceding Payment Date (or, in the case of the initial Settlement Period, the date of the initial Purchase hereunder) to but excluding the next succeeding Payment Date.

         "Special Concentration Limit" means, at any time, with respect to all of the Dealer Receivables owing from a single Obligor, together with Dealer Receivables owing from its Affiliates, the amount set forth on Schedule II next to such Obligor's name; provided that the Agent may, with the consent of the Majority Purchasers, at any time, in its sole discretion, reduce or increase the Special Concentration Limit for any Obligor upon not less than three (3) Business Days' notice to the Seller; provided further that in no event shall the Special Concentration Limit of any single Obligor be reduced so that the Dealer Receivables owing from such single Obligor together with the Dealer Receivables owing from its Affiliates are required to be less than 3% of the aggregate of all Dealer Receivables.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         "Swap Costs" means, for any Payment Date, an amount (which may be negative) equal to the sum (without duplication) of (a) any fees, premiums or other costs payable on such Payment Date by the Agent on behalf of the Purchasers or any of them, or by any Purchaser, to the counterparty to a Currency Protection Agreement in connection with the entering into of the Currency Protection Agreement on such Payment Date, plus (b) any amounts payable to a counterparty to a Currency Protection Agreement which expires or is to be closed out at any time subsequent to the prior Payment Date in connection with the cash settlement of the Currency Protection Agreement and any and all other losses, costs and expenses to be incurred by the Agent on behalf of the Purchasers or any of them, or by any Purchaser in connection with the breakage of any Currency Protection Agreement or other spot, forward or other currency exchange or hedging arrangement to which any of them shall then be a party or otherwise existing for the benefit of any of them and obtained for purposes of effecting a currency exchange, minus (c) any amounts payable to the Agent on behalf of the Purchasers or any of them, or to any Purchaser, by a counterparty to a Currency Protection Agreement which expires or is to be closed out at any time subsequent to the prior Payment Date in connection with the cash settlement of the Currency Protection Agreement.

         "Taxes" has the meaning specified in Section 11.03(a).

         "Telerate Page 3750" means the display on Bridge Telerate, Inc. (or any successor service) on page 3750 (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for deposits in U.S. dollars.

         "Termination Date" means the earliest to occur of (i) the Liquidity Termination Date, (ii) the Business Day immediately prior to the occurrence of an Early Amortization Event set forth in Section 10.01(e), (iii) the Business Day specified in a written notice from the Agent following the occurrence of any other Early Amortization Event, (iv) the date which is 30 days after the Agent's receipt of written notice from the Seller that it wishes to terminate the facility evidenced by this Agreement, and (V) June 25, 2006.

         "Transaction Documents" means, collectively, this Agreement, each Purchase Notice, each Joinder Agreement, each Deposit Account Agreement and the Fee Letters, and all other instruments, documents and agreements executed and delivered in connection herewith or therewith.

         "Transfer" means sell, assign, convey, set-over and transfer, or, depending upon the context, sale, assignment, conveyance, set-over and transfer, and "Transferred" shall be interpreted accordingly.

         "UCC" means, (i) with respect to any jurisdiction in the United States, the Uniform Commercial Code as from time to time in effect in such jurisdiction, and (ii) with respect to any jurisdiction in Canada, the personal property security legislation applicable in such jurisdiction, including with respect to the jurisdictions of Canada other than Quebec, the Northwest Territories and Nunavut, the Personal Property Security Act applicable in such jurisdictions.

         "Unpaid Obligations" means the Seller Obligations and the Purchaser Obligations.

         "U.S. Dollars" or "U.S.$" means the lawful currency of the United States of America.

         "U.S. Dollar Equivalent" means, at any time, (i) with respect to any amount expressed in Canadian Dollars, the Equivalent Amount thereof at such time in U.S. Dollars, and (ii) with respect to any amount expressed in U.S. Dollars, the amount thereof.

         "Variable Dilution Ratio" means, with respect to any calendar month, a percentage equal to the Dilution Ratio minus the Planned Dilution Ratio.

         "Variable Dilution Reserve Percentage" means, at any time, a percentage equal to the product of (i) 2.0 times, (ii) 1 minus the Loss Reserve Percentage, times (iii) the New Equipment Receivables Percentage, times (iii) the highest three month rolling average Variable Dilution Ratio during the twelve complete calendar month period then most recently ended.

         "Yield" means, for each respective Settlement Period related to each Ownership Interest, an amount equal to:

                           YRT  x  C  x   ED
                                          --
                                          360

                  where:    YRT     =        the Yield Rate applicable to such Ownership Interest for
                                             such Settlement Period;

                            C       =        the amount of Investment of such Ownership Interest; and

                            ED      =        the actual number of days elapsed during such Settlement
                                             Period;

provided that, to the extent that the Agent estimates the amount of any Unpaid Obligations for purposes of entering into a Currency Protection Agreement as contemplated in Section 5.05, and the amount so estimated exceeds the actual amount of such Unpaid Obligations, the excess shall also, in addition to the foregoing, constitute Yield for such Settlement Period.

         "Yield Rate" means, for any Settlement Period and any Ownership Interest, (i) to the extent the Purchaser which holds such Ownership Interest funds or maintains its Investment for such Settlement Period through the issuance of Commercial Paper Notes, the CP Rate and (ii) to the extent such Purchaser does not fund or maintain its Investment for such Settlement Period through the issuance of Commercial Paper Notes, the Alternative Rate; provided that from and after the occurrence and during the continuation of an Early Amortization Event, the Yield Rate for all Ownership Interests shall, if so declared by the Agent pursuant to Section 10.02, be equal to the Base Rate plus 2%; and provided further that, to the extent that the Agent estimate the amount of any Unpaid Obligations for purposes of entering into an Currency Protection Agreement as contemplated in Section 5.05, and the amount so estimated exceeds the actual amount of such Unpaid Obligations, the excess shall constitute Yield for the related Payment Date and , it may using such approach (including incorporating such cushions) as it considers reasonable .

Section 1.02 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in the Personal Property Security Act of the Province of Ontario, and not specifically defined herein, are used herein as defined in such legislation, except that any reference herein to "equipment" includes inventory as defined therein. Except as otherwise expressly provided in this Agreement, all dollar amounts referred to in this Agreement are stated in U.S. Dollars.

                                   ARTICLE II
                              TRANSFER TO CUSTODIAN

Section 2.01 Deposit with Custodian. With effect as of the date of this Agreement, the Seller hereby delivers to, and deposits with, the Custodian all of the Seller's present and future right, title and interest in, to and under all present and future Pool Assets, all moneys due or to become due with respect to such Pool Assets and all proceeds of such Pool Assets. The Custodian shall hold the same as agent and bailee for and on behalf of the Seller and the Purchasers as their interests and entitlements are set out herein.

Section 2.02 Acceptance by Custodian. With respect to all Pool Assets delivered to and deposited with the Custodian by the Seller hereunder, the Custodian agrees to act as the agent and bailee for and on behalf of the Seller and the Purchasers, and to perform the functions and services and exercise the authority conferred on it by the Seller and the Purchasers pursuant to this Agreement. Subject to the terms and conditions hereof, the Custodian hereby acknowledges its acceptance, as agent and bailee for and on behalf of the Seller and the Purchasers, of the delivery and deposit of all of the Seller's present and future right, title and interest in, to and under the Pool Assets.

Section 2.03 Appointment of Custodian. In order to better achieve the purposes hereof, each of the Seller and the Purchasers hereby appoints, empowers and instructs the Custodian to hold and possess the Pool Assets as its agent and bailee for and on their behalf as tenants-in-common and authorizes, empowers and instructs the Custodian to take, in the Custodian's own name or in the name of the Seller and the Purchasers, all actions and exercise on behalf of the Seller and the Purchasers, all rights of such Persons specifically contemplated by this Agreement, including, without limitation, the right to commence action against any Obligor or otherwise enforce obligations of such Obligor under or in connection with any Pool Asset, whether in the name of the Custodian, the name of the Seller and the Purchasers jointly or otherwise and to perform the duties and functions contemplated herein in a manner consistent with the terms and subject to the applicable provisions hereof. Except as expressly set forth in this Agreement, the authority of the Custodian to take such actions, exercise such rights and perform such duties and functions shall be exclusive and may not be taken by any other Person. The Seller and the Purchasers hereby irrevocably authorize, empower and instruct the Custodian to execute and deliver on their behalf, as attorney-in-fact or otherwise, all such documents and instruments as may be necessary or desirable to accomplish the foregoing and grant an irrevocable power of attorney to the Custodian, with full power of substitution, coupled with an interest, to accomplish the foregoing.

Section 2.04 Power of Custodian. The Custodian shall have no power to create, assume or incur indebtedness or other liabilities relating to the Pool Assets or to Transfer or otherwise deal with such Pool Assets or any part thereof or interest therein, other than as expressly contemplated by this Agreement. It is understood and agreed by the Custodian, on the one hand, and the Seller and the Purchasers, on the other hand, that the relationship between them is limited to the Custodian acting as agent and bailee on behalf of such other parties and that this Agreement does not create, and should not be construed as creating, any other relationship, except as expressly provided herein. The Custodian shall hold the Pool Assets and the proceeds thereof outside Canada and none of the functions, obligations or authority of the Custodian shall be carried out directly or indirectly in Canada. For greater certainty, any reference herein to a Transfer to or by the Custodian of any property, the delivery to or deposit with the Custodian of any property, or the holding or ownership by the Custodian of any property, shall be deemed to refer to any such Transfer, delivery, deposit, holding or ownership, as applicable, to, by, with or for the Seller and the Purchaser for whom the Custodian acts as agent hereunder as their interests and entitlements are set out herein.

                                   ARTICLE III
                                PURCHASE FACILITY

Section 3.01 Purchase Facility. Upon the terms and subject to the conditions hereof, the Seller may, at its option from time to time, Transfer and, upon payment of the Purchase Price therefor, hereby Transfers Ownership Interests to the Purchasers. In accordance with the terms and conditions set forth herein, each Purchaser may, at its option, purchase, Ownership Interests from time to time during the period from the date hereof to but not including the Termination Date; provided that in no event shall any Incremental Purchase be made hereunder to the extent that, after giving effect thereto, the aggregate Investment held by all Purchasers hereunder would exceed the Maximum Program Amount. Notwithstanding that the Purchase Price is denominated as a U.S. Dollar amount and without affecting such denomination, the Seller may request the Purchaser to pay the Purchase Price to the Seller in Canadian Dollars and in such event, the

Purchaser shall purchase Canadian Dollars with the Purchase Price before paying same to the Seller, and then pay such Canadian Dollar amount to the Seller.

Section 3.02 Incremental Purchases. The Seller shall provide each Administrator with at least three Business Days' prior notice in a form set forth as Exhibit D hereto of each Incremental Purchase (a "Purchase Notice"). Except as set forth below, each Purchase Notice shall be irrevocable and shall specify the requested Purchase Price (which, except as otherwise provided in Section 3.07, shall be expressed in U.S. Dollars and shall not be less than U.S. $10,000,000) and date of purchase (which, in the case of any Incremental Purchase (after the initial purchase hereunder), may be on any Business Day). Following receipt of a Purchase Notice, each Administrator will determine whether the Purchaser in its Related Group agrees to make the portion of the Incremental Purchase to be made by its Related Group. Each Administrator shall, on or prior to the proposed date of purchase, notify the Seller if its Purchaser declines to make the portion of the Incremental Purchase to be made by its Related Group (a "Conduit Refusal"), and, in such event, the Purchase Notice shall be deemed to be cancelled. Unless it is notified of a Conduit Refusal on or prior to the date of Purchase, the Seller shall be entitled to assume that the portion of the Purchase contemplated in such Purchase Notice shall be made by the Purchasers in such Administrator's Related Group. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VII, the Seller hereby Transfers to the Agent, on behalf of the applicable Purchasers, the Ownership Interests which are the subject of such Incremental Purchase and, if requested by the Agent as additional evidence of such Transfer, shall execute such conveyance documents in respect of such Transfer as the Agent may reasonably request, and the Purchasers participating in such Incremental Purchase shall deposit to the Seller's account identified in the Purchase Notice related to such Incremental Purchase, in immediately available funds, no later than 4:30 p.m. (New York time), an amount in U.S. Dollars equal to the portion of the Purchase Price which is to be funded by its Related Group, based on the terms of any applicable Joinder Agreement.

Section 3.03 Reinvestment Purchases. On each date on which Collections are received by the Servicer prior to the Termination Date, the Seller hereby requests and the Purchasers hereby agree to make, simultaneously with such receipt and out of Collections available for such purpose pursuant to Article IV, a reinvestment (each a "Reinvestment Purchase"), with that portion of each and every Collection received by the Servicer that is part of any Ownership Interest and this is not otherwise allocated hereunder. Upon such Reinvestment Purchase, the Seller shall Transfer to the Agent on behalf of the Purchasers, in accordance with Section 3.06, and in consideration of such available Collections, an Ownership Interest so that, as a result of and after giving effect to such Reinvestment Purchase, the amount of Investment of such Ownership Interest immediately after such receipt and corresponding Reinvestment Purchase shall be equal to the amount of Investment immediately prior to receipt of such available Collections, provided that if and to the extent that on any such date after giving effect to such Reinvestment Purchase, the aggregate of the Ownership Interests of the Purchasers would otherwise exceed 100%, such Reinvestment Purchase shall not occur and the Servicer shall set aside and be deemed to hold in trust for the benefit of the Purchasers all or such portion of such available Collections which, if they were applied to reduce the Investments of the Purchasers, would result in the aggregate of the Ownership Interests of the Purchasers being equal to 100%, until the next date on which Reinvestment Purchases may be made as contemplated hereinabove, on which date such Reinvestment Purchases shall be made, subject again to application of this proviso (each a "Deferred Reinvestment Purchase"). Upon such Reinvestment Purchase or Deferred Reinvestment Purchase, the Servicer shall hold the applicable Collections for the benefit of the Seller. The Transfer of the applicable Ownership Interest to the Agent on behalf of the applicable Purchaser shall occur as provided in Section 3.06.

Section 3.04 Investment Reductions and Reductions in Maximum Program Amount. The Seller shall provide the Agent with at least five Business Days' prior written notice of any reduction in Investment from Collections requested by the Seller. Such notice shall designate (i) the date upon which any such reduction of Investment shall occur (which must be a Payment Date), and (ii) the aggregate amount of Investment to be reduced. Any such reduction to the Investment shall be applied ratably to the Ownership Interests of the Purchasers in accordance with the amount of Investment (if any) held by each and Collections which would otherwise have been applied towards a Reinvestment Purchase shall be held by the Servicer and applied in accordance with Section
4.05 (sixth) instead to the extent of such requested reduction. Further, the Seller shall have the right, upon at least ten Business Days' prior written notice to the Administrators, to terminate in whole or reduce ratably in part the unused portions of each Related Group's pro rata share of the Maximum Program Amount, provided, however, that each such partial reduction shall be in the aggregate amount of U.S. $10,000,000 or an integral multiple of U.S. $1,000,000 in excess of that amount.

Section 3.05      Maximum Ownership Interests.

         (a) The Seller shall ensure that the aggregate Ownership Interests of the Purchasers shall at no time exceed in the aggregate 100%. If at any time, notwithstanding the retention of Collections in trust as required by the proviso in Section
                  3.03 and the application thereof as contemplated by Section
                  4.05 and without duplication of the Seller's obligations under
                  Section 4.02, the aggregate of the Ownership Interests of the Purchasers exceeds 100%, the Seller shall immediately pay to the Agent, as and by way of an indemnity against the performance of the Dealer Receivables, an amount to be applied to reduce the Investment of the Ownership Interests, such that after giving effect to such payment, the aggregate of the Ownership Interests equals or is less than 100%. Each such payment shall be allocated among the Purchasers ratably in accordance with the amount of Investment (if any) held by each.

         (b) The Seller shall also ensure that the U.S. Dollar Equivalent of the aggregate of the Investments does not at any time exceed the Maximum Program Amount. If at any time, the U.S. Dollar Equivalent of the aggregate of the Investments exceeds the Maximum Program Amount, the Seller shall immediately pay to the Agent, as and by way of indemnity, that amount, to be applied to reduce the Investments, such that after giving effect to such reduction, the U.S. Dollar Equivalent of the aggregate Investments equals or less than the Maximum Program Amount. Each such payment shall be applied to reduce the Investments and allocated among the Purchasers rateably in accordance with the Investment (if any) held by each.

Section 3.06      Transfers.

         (a) Effective upon the date of each Incremental Purchase (including, without limitation, the initial Purchase) and the date of each Reinvestment Purchase, and each other date on which any Ownership Interest is re-calculated hereunder, as provided in the definition thereof herein, the Seller hereby Transfers to the Agent on behalf of the applicable Purchasers (to the extent not Transferred to and then held by the Agent on behalf of the applicable Purchasers prior to any such effective date) an undivided percentage ownership interest in
                  (i) each Dealer Receivable then existing, (ii) all Related Security with respect to such Dealer Receivables, and (iii) all Collections with respect to, and other proceeds of, such Dealer Receivables and Related Security, such that, immediately following such Transfer, the undivided percentage ownership interest of each Purchaser in the Pool Assets shall (following the application of Section 3.06(b)) be equal to the Ownership Interest of the applicable Purchaser. Each Ownership Interest shall be initially computed on the date of the initial purchase of such Ownership Interest hereunder.

         (b) If on any day (the "current day"), any Purchaser has an undivided interest in any Pool Assets in excess of that which is required to be included in the Ownership Interest of such Purchaser on such current day after the application of Section 3.06(a) in respect of such day, such excess undivided interests are hereby Transferred by such Purchaser to the Seller at the close of business on such current day in consideration or part consideration for the Transfer to such Purchaser on such current day pursuant to Section 3.06(a).

Section 3.07 Denomination of Investment. The Agent may at any time notify the Seller that, effective as of the date specified in such notice, and thereafter until otherwise provided herein, the Investments shall be expressed in Canadian Dollars. From and after the effective date of any such notice (i) each Investment shall be expressed in Canadian Dollars, and the amount thereof shall be the Canadian Dollar Equivalent of the U.S. Dollar amount of such Investment as of such effective date, (ii) any provision hereof which compares the amount of any Investment as against any amount expressed in U.S. Dollars, shall be deemed to compare the U.S. Dollar Equivalent of such Investment against such U.S. Dollar amount, and (iii) for purposes of the definition herein of Investment, the Investment shall be reduced by the full amount of Collections applied thereto, expressed in Canadian Dollars, and not converted to U.S. Dollars, as otherwise provided therein. The Agent may at any time, by notice to the Seller, revoke any notice given under this Section 3.07 effective as of the date specified in such notice, in which case clauses (i), (ii) and (iii) above shall no longer apply, subject to application again thereafter if the Agent provides a subsequent notice under this Section 3.07.

                                   ARTICLE IV
                            PAYMENTS AND COLLECTIONS

Section 4.01 Seller Obligations. The Seller shall pay to each Administrator when due, for the account of the Purchasers in its Related Group, (i) such fees as are set forth in the Fee Letter to which such Administrator is a party, (ii) all amounts payable to reduce the Ownership Interests, if required, pursuant to Section 3.05, (iii) all amounts payable pursuant to Article XI, if any, and (iv) if the Servicer is not AGCO U.S. or an Affiliate thereof, the Servicer Fee. In addition, if at any time or from time to time the Agent or any Purchaser pays any amounts to a Deposit Account Bank under or in connection with a Lockbox or Deposit Account Agreement or a Deposit Account Bank withdraws or sets off against any amounts in a Deposit Account, the Seller shall forthwith reimburse the Agent and each such Purchaser for any such amounts so paid, withdrawn or set off against. If the Seller fails to pay any of the Seller Obligations when due or the Servicer fails to pay or remit any amounts required to be paid or remitted by it hereunder or under any of the other Transaction Documents, such Person shall pay to the Agent, for the account of the applicable Related Group, on demand, interest on such amount at a per annum rate equal to the Base Rate plus 2% until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letters shall require the payment or permit the collection of any amounts of interest in excess of the maximum permitted by applicable law.

Section 4.02 Collections Received by Seller; Deemed Collections. If at any time the Seller or any of its Affiliates receives any Collections, the Seller shall immediately pay (or cause such Affiliate to pay) such Collections to the Servicer and, at all times prior to such payment, such Collections shall be held in trust by the Seller or such Affiliate for the exclusive benefit of the Purchasers and the Agent to the extent of their interests therein. In the event any Dilution occurs with respect to a Dealer Receivable, the Seller shall be deemed to have received a Collection of such Dealer Receivable in the amount of such Dilution; provided that no such Collection shall be deemed to have been received by the Seller unless (i) if such Dilution occurs on or prior to the Termination Date, the aggregate Ownership Interests exceed 100% after giving effect to such Dilution or (ii) if such Dilution occurs after the Termination Date, the aggregate amount of Dilution that has occurred with respect to the Dealer Receivables since the Termination Date exceeds the Planned Dilution Amount. In addition, the Seller shall be deemed to have received a Collection in full of a Dealer Receivable if either (A) any of the representations or warranties in Section 6.01(i), (j) or (s) are no longer true with respect to such Dealer Receivable or (B) such Dealer Receivable shall cease to be an Eligible Receivable by reason of the Dealer's failure or refusal to account to the Servicer for the proceeds of the sale of Equipment; provided that no such Collection shall be deemed to have been received by the Seller unless either (i) the Ownership Interests exceed 100% or (ii) the Termination Date has occurred. Any deemed Collections paid by the Seller shall be made as and by way of indemnity by the Seller. On each Payment Date, the Seller shall pay to the Servicer an amount equal to the aggregate amount of Collections deemed to have been received by it pursuant to this Section 4.02 since the immediately preceding Payment Date.

Section 4.03      Collections Prior to Termination Date.

         (a) On each day prior to the Termination Date, the Servicer shall determine the amount of Collections received on such day, and the portion thereof that relate to the Ownership Interests therein (determined based on the percentage amount of such Ownership Interests). Each such portion (the "Purchasers' Portion") shall be set aside and held in trust by the Servicer for the exclusive benefit of the

                  Purchasers and the Agent and for application in accordance with the terms hereof. The balance of any such Collections which are received by the Servicer shall be remitted by the Servicer to the Seller, subject however to any rights of the Agent or the Purchasers with respect thereto under Sections
                  4.09 or 14.15.

         (b) On each day prior to the Termination Date, the Servicer shall, out of the Purchasers' Portion of Collections received by it on such day, set aside and hold in trust for the benefit of the Purchasers, an amount, which expressed in U.S. Dollars using the applicable exchange rate from the definition herein of "Equivalent Amount", is equal to the U.S. Dollar Equivalent of the Purchaser Obligations (exclusive of Investment) accrued through such day and not so previously set aside. Subject to
                  Section 4.07, any such amounts received by the Servicer in excess of the amounts required to be set aside for the payment of such Purchaser Obligations shall first be applied against any Seller Obligations that are then due and unpaid and to such extent paid to the applicable Person to whom such Seller Obligations are due, and the excess shall be (i) held for the Seller as, and on account of payment for, a Reinvestment Purchase or a Deferred Reinvestment Purchase or (ii) if no Reinvestment Purchases or Deferred Reinvestment Purchases are to occur on such date or on any date prior to the next succeeding Payment Date, set aside and held in trust for the benefit of the Purchasers for application on the next succeeding Payment Date in accordance with Section 4.05.

Section 4.04 Collections Following Termination Date. On the Termination Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the benefit of the Purchasers, (i) the Purchasers' Portion of all Collections received on such day, and (ii) all other Collections received on such day (which other Collections are held pursuant to the rights of the Agent and the Purchasers under Sections 4.09 and 14.15), which amounts shall be held for application on the next succeeding Payment Date in accordance with Section 4.05.

Section 4.05 Application of Collections. On each Payment Date, the Servicer shall, out of Collections set aside for the benefit of the Purchasers during the most recently ended Settlement Period, pursuant to Section 4.03 or 4.04, pay or remit the following amounts to the following Persons in the following order of priority (and to the extent any of such following amounts are expressed in U.S. Dollars, the amount of such Collections to be applied thereto shall be such amount, which, when converted to U.S. Dollars using the applicable rate of exchange in the definition herein of "Equivalent Amount", is equal to such U.S. Dollar amount):

         first, if AGCO U.S. or one of its Affiliates is not then acting as the Servicer, pay to the Servicer on behalf of the Purchasers any accrued and unpaid Servicer Fee and any applicable taxes thereon, to the extent not paid by the Seller as required under Section 4.01, second, remit to the Purchasers, ratably in accordance with the amounts owing to each, any accrued and unpaid Swap Costs of the type described in clause (a) of the definition thereof (to the extent greater than zero) for such Payment Date, third, remit to the Purchasers, ratably in accordance with the amounts owing to each, the accrued and unpaid Yield for their respective Ownership Interests, fourth, remit to the Purchasers and the Administrators, ratably in accordance with the amounts owing to each, the accrued and unpaid fees then due and payable under the Fee Letters and any applicable taxes thereon, to the extent not paid by the Seller as required under Section 4.01, fifth, remit to the Purchasers and the Administrators, rateably in accordance with the amounts owing to each, any Currency Deficiency for such Payment Date,

         sixth, if the Termination Date has occurred or no Reinvestment Purchases or Deferred Reinvestment Purchases are to occur (and, if any such Reinvestment Purchases or Deferred Reinvestment Purchases are to occur, following such Purchases), remit to the Purchasers, ratably in accordance with the Investment held by each, an amount (which shall be applied to reduce each such Investment) equal to the lesser of (i) the aggregate Investment then outstanding with respect to all Ownership Interests and (ii) the product of (x) the total Collections received in respect of the Dealer Receivables since the immediately preceding Payment Date, net of the portion of such Collections distributed pursuant to clauses first through fifth above and (y) the aggregate percentage interest represented by the Ownership Interests, seventh, remit to the Custodian, the Agent, the Purchasers and the Administrators, ratably in accordance with the amounts owing to each, the amount of all other Purchaser Obligations (including Swap Costs not provided for under Second above to the extent greater than zero, but other than the Servicer Fee) then outstanding, eighth, if AGCO U.S. or one of its Affiliates is then acting as the Servicer, pay to the Servicer, but subject to Section 4.09 and 14.15, the accrued and unpaid Servicer Fee and any applicable taxes thereon, and ninth, after all Purchaser Obligations have been indefeasibly paid or reduced to zero, pay to the Seller any remaining amounts (subject to Section 4.09 and 14.15) first on account of any other Collections referred to in Section 4.04 (to the extent such payment is made after the Termination Date) and secondly, as additional purchase price for the Ownership Interests Transferred to the applicable Purchasers.

Collections applied to the payment of Unpaid Obligations shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in this Section 4.05, shall be shared ratably (within each priority) among the Agent or the Administrators, as the case may be, and the Purchasers in accordance with the amount of such Unpaid Obligations owing to each of them in respect of each such priority.

Section 4.06 Payment Requirements. All amounts to be paid or deposited by the Seller or the Servicer pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof and in the applicable currency no later than 12:00 p.m. (New York time) on the day when due in immediately available funds, and if not received before 12:00 p.m. (New York time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser in a Related Group, they shall be paid to the Administrator for such Related Group, for the account of such Purchaser, to such account as may be specified from time to time by such Administrator in a written notice delivered to the Seller and the Servicer. All computations of Yield, Swap Costs and per annum fees hereunder and under the Fee Letters shall be made on the basis of a year of 360 days for the actual number of days elapsed. For purposes of the Interest Act (Canada), the annual rate to which any such rate (or any other rate which is determined hereunder on the basis of a year of 360 days) is equivalent or the annual fee to which any fee determined in accordance with the foregoing is equivalent, is such rate or fee, as applicable, multiplied by the actual number of days in the year in question, divided by 360. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

Section 4.07      Collection Account.

         (a) The Servicer has established, and during the term of this Agreement shall maintain, the Collection Account. If, at any time, the bank at which the Collection Account is maintained ceases to be an Eligible Bank, the Servicer shall within 30 days of acquiring knowledge that such bank is no longer an Eligible Bank establish a new Collection Account with an Eligible Bank reasonably satisfactory to the Agent and shall transfer any cash and any investments held in the old Collection Account to such new Collection Account. Prior to establishing any new Collection Account with an Eligible Bank, the Servicer shall obtain from such Eligible Bank a fully executed Deposit Account Agreement covering such new Collection Account.

         (b) If at any time the Servicer's long-term corporate or senior implied rating shall not be at least Ba2 by Moody's and at least BB by S&P, then, on the last Business Day of each calendar week, the Servicer shall cause all Collections received during such week to be deposited into the Collection Account until the amount on deposit therein is equal to the greater of (i) the product of the Carrying Cost Reserve Percentage in effect as of such day and the Eligible Receivables Balance as of such day and (ii) the amount of Collections required to be set aside and held in trust for the benefit of the Purchasers pursuant to Section 4.03 or 4.04, as applicable.

Section 4.08 Payment Rescission. No payment of any of the Unpaid Obligations shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. The Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such rescission, return or refund) the full amount thereof, plus interest on such amount at a per annum rate equal to the Base Rate plus 2.0% from the date of any such rescission, return or refunding.

Section 4.09      Setoff.

         (a) The Seller and the Servicer each hereby irrevocably and unconditionally waives all rights of setoff or deduction that it may have under contract (including this Agreement), applicable law, in equity or otherwise with respect to any funds or monies of any Purchaser held by it or in its possession, and all rights to any counterclaim or other defence to payment of amounts owing to any Purchaser, the Agent or the Custodian in respect of this Agreement. The obligation of the Seller and the Servicer to make the payments and deposits contemplated by this Agreement is absolute and unconditional, and the Seller and the Servicer shall make all such payments and deposits in full, without setoff, counterclaim or deduction of any nature whatsoever except as expressly permitted hereunder.

         (b) The Purchasers, the Agent and the Custodian may set-off and apply against, or deduct from, any amount payable to the Seller or the Servicer by any Purchaser (or by the Agent, the Custodian or a Servicer on its behalf), any amounts then due and owing by the Seller or the Servicer hereunder or in connection herewith to any Purchaser or to the Agent, the Custodian or any other Indemnified Party (whether or not owing by the party from whom such setoff is to be applied), and may instruct any Servicer to do so on its behalf out of any amounts then or thereafter held by such Servicer that otherwise would have been paid to the Seller or the Servicer on behalf of a Purchaser or the Agent or the Custodian. For greater certainty, the Agent may set off against amounts owing to the Seller, amounts owing by the Servicer, and correspondingly may set off against amounts owing to the Servicer, amounts owing by the Seller.

                                    ARTICLE V
                                 YIELD AND FEES

Section 5.01 Yield Payments. On each Payment Date, the Servicer shall remit to each Administrator (for the benefit of the Purchasers in its Related Group) an aggregate amount in U.S. Dollars equal to the accrued and unpaid Yield for all Ownership Interests held by the members of such Related Group, such payment to be made out of Collections available for such purpose pursuant to Section 4.05.

Section 5.02 Suspension of the Adjusted Eurodollar Rate. If any Purchaser notifies the Agent that it has determined in good faith that funding its portion of the Investment at an Adjusted Eurodollar Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Ownership Interests at such Adjusted Eurodollar Rate are not available or (ii) such Adjusted Eurodollar Rate does not accurately reflect the cost of acquiring or maintaining an Ownership Interest at such Adjusted Eurodollar Rate, then the Agent shall suspend the availability of such Adjusted Eurodollar Rate and require the Seller to select the Base Rate for any Ownership Interest accruing Yield at such Adjusted Eurodollar Rate.

Section 5.03 Fees. The Seller shall pay all fees set forth in each Fee Letter on the dates and in the amounts set forth therein, including any applicable taxes, provided that to the extent the Seller fails to pay any such amounts, such payment shall be made out of Collections available for such purpose pursuant to Section 4.05.

Section 5.04 Break Costs. In the event that any Purchaser shall incur any loss or expense (including any swap termination payments or other amounts required to be paid in connection with the early termination of any Currency Protection Agreement, and any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to make or maintain any funding with respect to its Investment) as a result of (i) any reduction to the Investment on any day other than the scheduled last day of a Settlement Period, or (ii) any Purchase not being made in accordance with a request therefor under Section 3.02 (whether because of the failure of the conditions precedent with respect to such Purchase to be satisfied or for any other reason, other than default by the relevant Purchaser), then the Seller shall, upon written demand, pay to such Purchaser the amount of such loss or expense as and by way of indemnity. Such written demand (which shall include calculations in reasonable detail) shall, in the absence of demonstrable error, be conclusive and binding upon the Seller.

Section 5.05      Settlement of Currency Protection Agreements.

         (a) On or prior to each Payment Date (and the initial purchase date) on which the Investments are expressed in U.S. Dollars, the Agent shall, on behalf of the Purchasers, enter into a Currency Protection Agreement providing for the forward sale on the Payment Date immediately following such Payment Date of that amount of Canadian Dollars (for any such following Payment Date, the "Required Canadian Dollar Amount") which, when converted to U.S. Dollars at the rate of exchange provided for in such Currency Protection Agreement, is equal to the sum of the aggregate Investments, and all such other Unpaid Obligations which are due in U.S. Dollars and which the Agent determines will be paid on the such following Payment Date out of Collections ("Applicable Unpaid Obligations"); provided that if, at the time of entering into any such Currency Protection Agreement, the Agent does not yet know the amount of any such Unpaid Obligations, it may estimate such amount using such approach (including incorporating such cushions) as it considers reasonable, and provided further that if any Purchaser does not then fund or maintain its Investment through the issuance of Commercial Paper Notes, the Agent may determine whether or not to enter into any such Currency Protection Agreement. To the extent that the actual such Unpaid Obligations differ from the amount so estimated, the parties shall make such appropriate adjustments as the Agent shall advise are required. If on any Payment Date Collections are insufficient to provide for the payment in full of any additional Yield resulting from the Agent making any such estimates, as provide of in the definition herein of "Yield", the amount of such insufficiency shall constitute a Seller Obligation and the Seller shall pay same to the Agent for the benefit of the Purchasers promptly on demand.

         (b) On each Payment Date on which there is a maturing Currency Protection Agreement entered into as provided under Section 5.05(a), the Agent shall determine the sum of (i) the aggregate Canadian Dollars which the Agent or any Purchaser has purchased with the proceeds of the Funding Commercial Paper Notes issued on such date, plus (ii) the Canadian Dollar Equivalent (using the exchange rate provided for in the Currency Protection Agreements closing on such Date) of all Yield, Swap Costs and other Applicable Unpaid Obligations for such Payment Date. The amount, if any, by which such amount is less than the Required Canadian Dollar Amount for such date is referred to herein as the "Currency Deficiency" and the amount, if any, by which such amount is greater than the Required Canadian Dollar Amount is referred to herein as the "Currency Excess". Any Currency Deficiency for a Payment Date shall constitute a Purchaser Obligation due on such date; provided that to the extent that available Collections are insufficient to provide for the full amount thereof, taking into account the application of funds under Section 4.05, such amount shall constitute a Seller Obligation and the Seller shall pay such amount to the Agent on such Payment Date, as and by way of indemnity and as additional recourse hereunder for the Dealer Receivables and for the rateable benefit of the Purchasers. Subject to the foregoing, to the extent that the Swap Costs for any Payment Date are less than zero or there is any Currency Excess for a Payment Date, the amount thereof shall be applied to the Purchasers' Portion of the Collections received on such Payment Date.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Agent, the Custodian, the Administrators and the Purchasers that:

         (a) Corporate Existence and Power. The Seller is a corporation duly amalgamated, validly existing and in good standing under the laws of Saskatchewan, is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the absence of any such governmental license, authorization, consent or approval would not have a Material Adverse Effect.

         (b) Power and Authority; Due Authorization Execution and Delivery. The execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and the Seller's use of the proceeds of purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which the Seller is a party has been duly executed and delivered by the Seller.

         (c) No Conflict. The execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of amalgamation or by-laws, (ii) any law, rule or regulation applicable to it the violation or contravention of which would have a Material Adverse Effect, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound the violation or contravention of which would have a Material Adverse Effect or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on the assets of the Seller (except as created hereunder) and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

         (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder other than those which, if not obtained, would not have a Material Adverse Effect.

         (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of the Seller's knowledge, threatened, against or affecting the Seller, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. The Seller is not in default with respect to any order of any court, arbitrator or governmental body.

         (f) Binding Effect. This Agreement and each other Transaction Document to which the Seller is a party constitute the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (g) Accuracy of Information. All information heretofore furnished in writing by the Seller or any of its Affiliates to the Agent or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished in writing by the Seller or any of its Affiliates to the Agent or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

         (h) Use of Proceeds. No proceeds of any purchase hereunder will be used for a purpose that violates Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.

         (i) Good Title. Immediately prior to the date hereof, the Seller shall be the legal and beneficial owner of the Dealer Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Seller's ownership interest in each Dealer Receivable, its Collections and the Related Security.

         (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each Purchase hereunder, Transfer to the Agent for the benefit of the relevant Purchaser or Purchasers (and the Agent for the benefit of such Purchaser or Purchasers shall acquire from the Seller) a valid and perfected first priority undivided percentage ownership interest in each Dealer Receivable subject to such Purchase and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Purchasers) ownership interest in the Dealer Receivables, the Related Security and the Collections.

         (k) Places of Business. The principal place of business, domicile and chief executive office of the Seller and the offices where it keeps all of its Records are located at the address(es) listed on Schedule III or such other locations of which the Agent has been notified in accordance with Section 8.02(a) in jurisdictions where all action required by Section 14.04(a) has been taken and completed. The Seller is registered for GST, HST and QST purposes under the numbers set forth on
                  Schedule III. The Seller is a resident of Canada for purposes of the Income Tax Act (Canada).

         (l)      Collections. The conditions and requirements set forth in
                  Section 8.03(g) and Section 9.02 save where, in the context of
                  Section 9.02 only, the failure to so duly perform would not have a Material Adverse Effect, have at all times been satisfied and duly performed. The names and addresses of all Deposit Account Banks, together with the account numbers of the Deposit Accounts of the Seller at each Deposit Account Bank and the post office box number of each Lock-Box, are listed on Schedule I, as such Schedule may be updated from time to time by the Servicer.

         (m) Ownership of the Seller. AGCO U.S. owns, directly or indirectly, 100% of the issued and outstanding shares and capital stock of the Seller, free and clear of any Adverse Claim, other than under or in connection with the Credit Agreement.

                  Such shares and capital stock are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of the Seller.

         (n) Not a Holding Company or an Investment Company. The Seller is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

         (o) Compliance with Law. The Seller has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to comply would not have a Material Adverse Effect. Each Dealer Receivable, together with the Contracts related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, cost of borrowing disclosure, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contracts are in violation of any such law, rule or regulation, except where such contravention or violation, as the case may be, would not have a Material Adverse Effect.

         (p) Names. In the past five years preceding the date hereof, the Seller has not used any corporate names or any names in any other language other than the name in which it has executed this Agreement and the names listed in Schedule V hereto.

         (q) Compliance with Credit and Collection Policy. The Seller has complied in all material respects with the Credit and Collection Policy with regard to each Dealer Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, other than as permitted under
                  Section 8.02(c), and in compliance with the notification requirements in Section 8.01(a)(i).

         (r) Material Adverse Effect. The consolidated balance sheet of AGCO U.S. and its consolidated subsidiaries (including the Seller) as of December 31, 2000, and the related statements of income and retained earnings of AGCO U.S. and its consolidated subsidiaries for the fiscal year then ended, certified by Arthur Andersen LLP, independent public accountants, fairly present in all material respects the consolidated financial condition of AGCO U.S. and its consolidated subsidiaries as at such date and the consolidated results of the operations of AGCO U.S. and its consolidated subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles, consistently applied. Since December 31, 2000, no event has occurred that would have a material adverse effect on the financial condition or operations of the Seller or AGCO U.S. and its consolidated subsidiaries or the ability of the Seller or AGCO U.S. to perform its obligations under this Agreement.

         (s) Eligible Receivables. Each Dealer Receivable at any time included in the Eligible Receivables Balance as an Eligible Receivable was an Eligible Receivable at such time.

         (t) Enforceability of Contracts. Each Contract with respect to each Dealer Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Dealer Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (u) Solvency. The Seller is not an insolvent person, in insolvent circumstances or on the eve of insolvency, as applicable, within the meaning of any of the Insolvency Statutes (as defined below). The Seller will not become an insolvent person or be put in insolvent circumstances within the meaning of any of the Insolvency Statutes by entering into, or immediately after completion of the transactions contemplated by, this Agreement. The Seller has entered into this Agreement for the purpose of Transferring the Ownership Interests to the Agent on behalf of the Purchasers and receiving from the Purchasers the consideration therefor specified in this Agreement, and not for the purpose of defeating, hindering, delaying, defrauding or oppressing the rights and claims of creditors or others against the Seller or for any other purpose relating in any way to the claims of creditors or others against the Seller. For the purposes hereof, "Insolvency Statutes" means the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), the Assignment and Preferences Act (Ontario), the Fraudulent Conveyances Act (Ontario), The Fraudulent Preferences Act (Saskatchewan) and The Statute of Elizabeth, 1571.

Section 6.02 Representations and Warranties of the Servicer. The Servicer hereby represents and warrants to the Agent, the Custodian and the Purchasers that:

         (a) Corporate Existence and Power. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the absence of any such governmental license, authorization, consent or approval would not have a Material Adverse Effect.

         (b)      Power and Authority; Due Authorization Execution and Delivery.
                  (i) The execution and delivery by the Servicer of this Agreement and each other

                  Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part, and
                  (ii) this Agreement and each other Transaction Document to which the Servicer is a party has been duly executed and delivered by the Servicer, except in the case of both clauses
                  (i) and (ii), where any such deviation from the representations and warranties set out in both clauses (i) and
                  (ii) would not have a Material Adverse Effect.

         (c) No Conflict. The execution and delivery by the Servicer of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in the case of each of clauses (i), (ii) and
                  (iv) where such contravention or violation would not have a Material Adverse Effect.

         (d) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Servicer of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder other than those which, if not obtained, would not have a Material Adverse Effect.

         (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of the Servicer's knowledge, threatened, against or affecting the Servicer, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. The Servicer is not in default in any material respect with respect to any order of any court, arbitrator or governmental body.

         (f) Binding Effect. This Agreement and each other Transaction Document to which the Servicer is a party constitute the legal, valid and binding obligations of the Servicer enforceable against the Servicer in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (g) Accuracy of Information. All information heretofore furnished in writing by the Servicer or any of its Affiliates to the Agent or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished, in writing, by the Servicer or any of its Affiliates to the Agent or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading in any material respect.

         (h)      Collections. The conditions and requirements set forth in
                  Section 8.03(g) and Section 9.02 save where, in the context of
                  Section 9.02 only, the failure to so duly perform would not have a Material Adverse Effect, have at all times been satisfied and duly performed. The names and addresses of all Deposit Account Banks, together with the account numbers of the Deposit Accounts of the Seller at each Deposit Account Bank and the post office box number of each Lock-Box, are listed on Schedule I, as such Schedule may from time to time hereafter be updated by the Servicer.

         (i) Material Adverse Effect. The consolidated balance sheets of the Servicer and its consolidated subsidiaries as at December 31, 2000, and the related statements of income and retained earnings of the Servicer and its consolidated subsidiaries for the fiscal year then ended, certified by Arthur Andersen LLP, independent public accountants, copies of which have been furnished to each Administrator, fairly present in all material respects the consolidated financial condition of the Servicer and its consolidated subsidiaries as at such date and the consolidated results of the operations of the Servicer and its consolidated subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principals, consistently applied. Since December 31, 2000, no event has occurred that would have a material adverse effect on the financial condition or operations of the Servicer and its Subsidiaries or the ability of the Servicer or the Seller to perform its obligations under this Agreement.

         (j) Not a Holding Company or an Investment Company. The Servicer is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. The Servicer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

         (k) Compliance with Law. The Servicer has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where failure to comply would not have a Material Adverse Effect.

         (l) Compliance with Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy with regard to each Dealer Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, other than as permitted under
                  Section 8.04(b), and in compliance with the notification requirements in Section 8.03(a)(vii).

Section 6.03 Representations and Warranties of the Purchasers. Each of the Purchasers generally (each with respect to itself only) represents and warrants to, and agrees with, the Seller that:

         (a) Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority and is duly authorized to enter into and perform this Agreement and has duly executed and delivered this Agreement;

         (b) This Agreement constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership and other laws relating to, or affecting generally the enforcement of creditors' rights and remedies as the same may be applied in the event of the bankruptcy, insolvency, reorganization, receivership or liquidation or similar event of such Purchaser or a moratorium applicable to such Purchaser and to general principles of equity (regardless of whether such enforceability is in a proceeding of law or in equity); and

         (c) No registration with, consent or approval of or other action by any federal, state of governmental authority or regulatory body having jurisdiction over such Purchaser is required in connection with the execution, delivery or performance by such Purchaser of this Agreement.

                                  ARTICLE VII
                             CONDITIONS OF PURCHASES

Section 7.01 Conditions Precedent to Initial Purchase. The initial purchase of an Ownership Interest under this Agreement is subject to the conditions precedent that (a) the Agent shall have received on or before the date of such purchase those documents listed on Schedule IV and (b) the Agent shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letter to which Nieuw Amsterdam is a party.

Section 7.02 Conditions Precedent to All Purchases and Reinvestment Purchases. Each purchase of an Ownership Interest and each Reinvestment Purchase shall be subject to the further conditions precedent that (a) in the case of each such purchase or Reinvestment Purchase the Servicer shall have delivered to the Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent, all Monthly Reports as and when due under Section 9.05; and (b) on the date of each such purchase or Reinvestment Purchase, the following statements shall be true (and acceptance of the proceeds of such purchase or Reinvestment Purchase shall be deemed a representation and warranty by the Seller that such statements are then true):

         (i) the representations and warranties set forth in Sections 6.01 and 6.02 are true and correct in all material respects on and as of the date of such purchase or Reinvestment Purchase as though made on and as of such date (except to the extent any such representation and warranty specifically relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects on and as of such prior date);

         (ii) no event has occurred and is continuing, or would result from such purchase or Reinvestment Purchase, that will constitute an Early Amortization Event, and no event has occurred and is continuing, or would result from such purchase or Reinvestment Purchase, that would constitute a Potential Early Amortization Event;

         (iii)    the Liquidity Termination Date shall not have occurred;

         (iv) immediately after giving effect to such Purchase or Reinvestment Purchase, the Net Eligible Receivables Balance shall be at least equal to the sum of (i) the aggregate Investment of all Ownership Interests, plus (ii) the Credit Enhancement; and

         (v) in connection with such purchase or Reinvestment Purchase, the Agent shall have entered into a Currency Protection Agreement in accordance with the provisions of Section 5.05;

and (c) the Agent shall have received such other approvals, opinions or documents (including conveyance documents) as it may reasonably request to demonstrate compliance with the requirements of this Section 7.02 and effectiveness of the related transactions. It is expressly understood that each Reinvestment Purchase shall, unless otherwise directed by the Agent or any Purchaser, occur automatically on each day that the Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of the Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment Purchase. The failure of the Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment Purchase shall give rise to a right of the Agent and the Purchasers, which right may be exercised at any time on demand of the Agent, to rescind the related purchase and direct the Seller to pay to the Agent for the benefit of the Purchasers an amount equal to the Collections that shall have been applied to effect such Reinvestment Purchase.

                                  ARTICLE VIII
                                    COVENANTS

Section 8.01 Affirmative Covenants of the Seller and AGCO U.S. Until the date on which all Unpaid Obligations have been indefeasibly paid in full or reduced to zero (including the indefeasible reduction to zero of all Investments) and this Agreement terminates in accordance with its terms:

         (a) Notices. The Seller will, unless otherwise stated, promptly upon learning of the occurrence thereof, provide to each Administrator notice of the following events, which notice, in the case of clause (iii) will include a description of the relevant events and the steps, if any, being taken with respect thereto:

                  (i)      Change in Credit and Collection Policy. At least ten
                           (10) days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy, a notice describing in reasonable detail such change or amendment.

                  (ii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Dealer Receivables or the condition or operations, financial or otherwise, of the Seller as the Agent or any Administrator may from time to time reasonably request.

                  (iii) Early Amortization Events or Potential Early Amortization Events. The occurrence of each Early Amortization Event and each Potential Early Amortization Event, by a statement of an Authorized Officer of the Seller.

                  (iv) Material Adverse Effect. The occurrence of any event or condition that, has, or could reasonably be expected to have, a Material Adverse Effect.

                  (v) Downgrade of the Seller or the Servicer. Any downgrade in the rating of any Indebtedness of the Seller or AGCO U.S. by S&P or by Moody's or by any recognized Canadian rating agency, including DBRS, setting forth the Indebtedness affected and the nature of such change.

                  (vi) Judgment and Proceedings. The entry of any judgment or decree against the Seller or any of its Affiliates if the aggregate amount of all judgments and decrees then outstanding against the Seller or any of its Affiliates exceeds U.S. $10,000,000 or the Canadian Dollar Equivalent thereof or the institution of any litigation, arbitration proceeding or governmental proceeding against the Seller which has or could be expected to have a Material Adverse Effect on the Seller.

                  (vii) Defaults Under Other Agreements. The occurrence of any payment default of U.S. $10,000,000 or the Canadian Dollar Equivalent thereof or more or any other event of default in either case under the terms of any other financing arrangement pursuant to which the Seller is a debtor or an obligor.

         (b) Compliance with Laws and Preservation of Corporate Existence. The Seller will comply in all material respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to comply would not be reasonably likely to have a Material Adverse Effect. The Seller will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where its failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

         (c) Audits. The Seller will furnish to each Administrator from time to time such information with respect to it and the Dealer Receivables as such Administrator may reasonably request. The Seller will, from time to time during regular business hours as requested by any Administrator upon reasonable notice and at the sole cost of the Seller, permit such Administrator, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Seller relating to the Dealer Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Seller's financial condition or the Dealer Receivables and the Related Security or the Seller's performance under any of the Transaction Documents or performance under the Contracts and, in each case, with any of the officers or employees of the Seller having knowledge of such matters, provided that (x) the Administrators of all Related Groups shall coordinate with each other so as to jointly arrange and conduct the visits contemplated in clause
                  (ii) and (y) in no single calendar year will the total number of such visits exceed two.

         (d)      Keeping and Marking of Records and Books.

                  (i) The Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Dealer Receivables, Related Security and Collections in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary for the collection of all Dealer Receivables and the enforcement of all Related Security (including, without limitation, records adequate to permit the prompt identification of each new Dealer Receivable and all Collections of and adjustments to each existing Dealer Receivable). The Seller will give the Agent (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                  (ii) The Seller will (x) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Ownership Interests with a legend describing the Ownership Interests and
                           (y) upon the request of any Administrator following the occurrence of an Early Amortization Event (A) mark each such Contract constituting chattel paper under the UCC with a legend describing the Ownership Interests and (B) deliver to the Agent all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Dealer Receivables.

         (e) Compliance with Contracts and Credit and Collection Policy. The Seller will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Dealer

                  Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Dealer Receivable and the related Contract, in the case of both (i) and (ii) except to any extent which would not in any way materially impair the ability of the Servicer to ultimately collect all amounts payable in respect of the Dealer Receivables. The Seller will pay when due any taxes payable in connection with the Dealer Receivables unless contested in good faith.

         (f) Financial Reporting. AGCO U.S. will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and AGCO U.S. and/or the Seller, as applicable, will furnish to the Agent (or its assigns):

                  (i) Annual Reporting. Within 100 days after the close of each of its respective fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for AGCO U.S. and its consolidated subsidiaries for such fiscal year certified in a manner reasonably acceptable to the Agent (or its assigns) by Arthur Andersen or other independent public accountants reasonably acceptable to the Agent (or its assigns).

                  (ii) Quarterly Reporting. Within 45 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, consolidated balance sheets of AGCO U.S. as at the close of each such period and statements of income and retained earnings and a statement of cash flows for AGCO U.S. and its consolidated subsidiaries for the period from the beginning of such fiscal year to the end of such quarter, all duly certified by an Authorized Officer.

                  (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit E signed by an Authorized Officer of the Seller and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                  (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of AGCO U.S. or any of its Affiliates, copies of all financial statements, reports and proxy statements so furnished.

                  (v) SEC Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which AGCO U.S. or any of its Affiliates filed with the Securities and Exchange Commission or any other securities or similar commission in any jurisdiction.

                  (vi)     Change in Credit and Collection Policy. At least ten
                           (10) days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy, a notice indicating such change or amendment.

                  (vii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating in any way to the Dealer Receivables or the condition or operations, financial or otherwise, of the Seller as the Custodian or the Agent (or their respective assigns) may from time to time reasonably request in order to protect the interests of the Agent (and its assigns) under or as contemplated by this Agreement.

         (g) Ownership. The Seller shall take all necessary action to establish and maintain, in favour of the Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest in all Dealer Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favour of the Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Purchasers) interest in such Dealer Receivables, Related Security and Collections and such other action as may be reasonably required to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Purchasers as the Agent may reasonably request). The Seller shall also take all such similar action as required to perfect the interests of the Custodian hereunder.

         (h) Collections. The Seller shall cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Deposit Account Bank into a Deposit Account and (2) each Lock-Box and Deposit Account to be subject at all times to a Deposit Account Agreement that is in full force and effect. In the event any payments relating to Dealer Receivables are remitted directly to the Seller or any Affiliate of the Seller, the Seller shall remit (or shall cause all such payments to be remitted) directly to a Deposit Account Bank and deposited into a Deposit Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, the Seller shall itself hold or, if applicable, shall cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers to the extent of their Ownership Interests therein. The Seller shall maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Deposit Account and shall not grant the right to take dominion and control of any Lock-Box or Deposit Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.

         (i) Taxes. The Seller shall file all tax returns and reports required by law to be filed by it and shall promptly pay all taxes and governmental charges at any time owing (including, without limitation, sales taxes and goods and services taxes), except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

Section 8.02 Negative Covenants of the Seller. Until the date on which the Unpaid Obligations have been indefeasibly paid in full or reduced to zero (including the indefeasible reduction to zero of all Investments) and this Agreement terminates in accordance with its terms, the Seller hereby covenants that:

         (a) Name Change, Offices and Records. The Seller will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC in the United States) or relocate its principal place of business, domicile, chief executive office or any office where Records are kept unless it shall have: (i) given each Administrator at least thirty (30) days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents reasonably requested by the Agent in connection with such change or relocation.

         (b) Change in Payment Instructions to Obligors. The Seller will not add or terminate any bank as a Deposit Account Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Deposit Account in respect of Dealer Receivables, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Deposit Account Bank or a Deposit Account or Lock-Box, an executed Deposit Account Agreement with respect to the new Deposit Account or Lock-Box; provided, however, that the Seller may make changes in instructions to Obligors regarding payments on Dealer Receivables if such new instructions require such Obligor to make payments to another existing Deposit Account or Lock-Box.

         (c) Modifications to Contracts and Credit and Collection Policy. The Seller will not make, or consent to, any material change to the Credit and Collection Policy that could reasonably be expected to adversely affect the timely collectibility of the Dealer Receivables other than those which (i) have been approved in writing by each Administrator (such approval not to be unreasonably withheld) or (ii) are required by applicable law. Except as provided in Section 9.02(d), the Seller will not, and will not consent to, any extension, amendment or other modification to the terms of any Dealer Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

         (d) Sales, Liens. The Seller shall not Transfer (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Dealer Receivable, Related Security or Collections or other Pool Asset, or upon or with respect to any Contract under which any Dealer Receivable arises, or any Lock-Box or Deposit Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favour of the Custodian, the Agent and the Purchasers provided for herein), and the Seller shall defend the right, title and interest of the Custodian, the Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under the Seller. The Seller shall not create or suffer to exist any Adverse Claim on any of its inventory, unless an intercreditor agreement in form satisfactory to the Agent is in force between the Agent on behalf of the Purchasers and any other Person holding any such Adverse Claim.

         (e) Merger. The Seller shall not amalgamate, merge or consolidate with or into, or convey, Transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or any material part of its assets (whether now owned or hereafter acquired) to, or acquire all or any material part of the assets of, any Person.

         (f) Accounting. The Seller will not, and will ensure that none of its Affiliates (including AGCO U.S.) will, account for or treat (whether in financial statements, for tax purposes or otherwise) the transactions contemplated hereby in any manner other than the sale of Receivables by the Seller to the Purchasers.

Section 8.03 Affirmative Covenants of the Servicer. Until the date on which the Unpaid Obligations have been indefeasibly paid in full or reduced to zero (including the indefeasible reduction to zero of all Investments) and this Agreement terminates in accordance with its terms, the Servicer hereby covenants as set forth below:

         (a) Financial Reporting. The Servicer will maintain, for itself and each of its Subsidiaries (including, without limitation, the Seller), a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to each Administrator:

                  (i) Annual Reporting. Within 100 days after the close of each of its fiscal years, audited, consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for the Servicer and its consolidated subsidiaries for such fiscal year certified without qualification by Arthur Andersen or other independent public accountants acceptable to each Administrator.

                  (ii) Quarterly Reporting. Within 45 days after the close of the first three (3) quarterly periods of each of its fiscal years, consolidated balance sheets of the Servicer as at the close of each such period and statements of income and retained earnings and a statement of cash flows for the Servicer and its consolidated subsidiaries for the period from the beginning of such fiscal year to the end of such quarter, all certified by an Authorized Officer of the Servicer.

                  (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit E signed by the Servicer's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                  (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of the Servicer copies of all financial statements, reports and proxy statements so furnished.

                  (v) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Servicer or any of its Subsidiaries files with the Securities and Exchange Commission.

                  (vi)     Change in Credit and Collection Policy. At least ten
                           (10) days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy, a notice indicating such change or amendment.

                  (vii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Dealer Receivables or the condition or operations, financial or otherwise, of the Servicer as any Administrator may from time to time reasonably request.

         (b) Notices. The Servicer will notify each Administrator in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                  (i) Early Amortization Events or Potential Early Amortization Events. The occurrence of each Early Amortization Event and each Potential Early Amortization Event, by a statement of an Authorized Officer of the Servicer.

                  (ii)     Servicer Default. The occurrence of any Servicer
                           Default.

                  (iii) Material Adverse Effect. The occurrence of any event or condition that, has, or could reasonably be expected to have, a Material Adverse Effect.

         (c) Compliance with Laws and Preservation of Corporate Existence. The Servicer will comply in all material respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, other than where failure would not result in a Material Adverse Effect. The Servicer will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted other than where failure to so qualify would not have a Material Adverse Effect.

         (d) Audits. The Servicer will, from time to time during regular business hours as requested by any Administrator upon reasonable notice and at the sole cost of the Servicer, permit any Administrator, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Servicer relating to the Dealer Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Servicer's financial condition or the Dealer Receivables and the Related Security or the Servicer's performance under any of the Transaction Documents or performance under the Contracts, in each case, with any of the officers or employees of the Servicer having knowledge of such matters; provided that they will not interfere with the conducting of Servicer's business and, provided further, (x) the Administrators of all Related Groups shall coordinate with each other so as to jointly arrange and conduct the visits contemplated in clause (ii) and (y) in no single calendar year will the total number of such visits exceed two.

         (e)      Keeping and Marking of Records and Books.

                  (i) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Dealer Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary for the collection of all Dealer Receivables (including, without limitation, records adequate to permit the prompt identification of each new Dealer Receivable and all Collections of and adjustments to each existing Dealer Receivable). The Servicer will give each Administrator notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                  (ii) The Servicer will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Ownership Interests with a legend describing the Ownership Interests and
                           (B) upon the request of any Administrator following the occurrence of an Early Amortization Event (x) mark each Contract constituting chattel paper under the UCC with a legend describing the Ownership Interests and (y) deliver to the Agent all such Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Dealer Receivables.

         (f) Compliance with Contracts and Credit and Collection Policy. The Servicer will timely (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Dealer Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Dealer Receivable and the related Contract except where, in the case of each of both clauses (i) and (ii) such failure to perform or comply would not have a Material Adverse Effect.

         (g) Collections. The Servicer shall cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Deposit Account Bank into a Deposit Account and (2) each Lock-Box and Deposit Account to be subject at all times to a Deposit Account Agreement that is in full force and effect. In the event any payments relating to Dealer Receivables are remitted directly to the Servicer or any Affiliate of the Servicer, the Servicer shall remit (or shall cause all such payments to be remitted) directly to a Deposit Account Bank and deposited into a Deposit Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, the Servicer shall itself hold or, if applicable, shall cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers to the extent of their interests therein.

         (h) Taxes. The Servicer shall file all tax returns required by law to be filed by it and shall promptly pay all taxes and governmental charges at any time owing (including, without limitation, sales taxes and goods and services taxes), except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

Section 8.04 Negative Covenants of the Servicer. Until the date on which the Unpaid Obligations have been indefeasibly paid in full or reduced to zero (including the indefeasible reduction to zero of all Investments) and this Agreement terminates in accordance with its terms, the Servicer hereby covenants that:

         (a) Change in Payment Instructions to Obligors. The Servicer will not add or terminate any bank as a Deposit Account Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Deposit Account in respect of Dealer Receivables, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Deposit Account Bank or a Deposit Account or Lock-Box, an executed Deposit Account Agreement with respect to the new Deposit Account or Lock-Box; provided, however, that the Servicer may make changes in instructions to Obligors regarding payments on Dealer Receivables if such new instructions require such Obligor to make payments to another existing Deposit Account or Lock-Box.

         (b) Modifications to Contracts and Credit and Collection Policy. The Servicer will not make any material change to the Credit and Collection Policy that could reasonably be expected to adversely affect the timely collectibility of the Dealer Receivables other than those which (i) have been approved in writing by each Administrator (such approval not to be unreasonably withheld) or (ii) are required by applicable law. Except as provided in Section 9.02(d), the Servicer will not extend, amend or otherwise modify the terms of any Dealer Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

                                   ARTICLE IX
                          ADMINISTRATION AND COLLECTION

Section 9.01      Designation of Servicer.

         (a) The servicing, administration and collection of the Dealer Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this
                  Section 9.01. AGCO U.S. is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent may at any time following the occurrence of a Servicer Default designate as Servicer, and direct the Custodian to designate (and the Custodian will do so upon such direction) any Person to succeed AGCO U.S. or any successor Servicer.

         (b) Without the prior written consent of each Administrator and the Majority Purchasers (which consent shall not be unreasonably withheld), AGCO U.S. shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) the Seller (but subject to Section 9.01(d)) and (ii) with respect to certain Defaulted Receivables, outside collection agencies in accordance with its customary practices. The Seller shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by AGCO U.S. If at any time the Agent shall, in accordance with the provisions hereof, designate as Servicer any Person other than AGCO U.S., all duties and responsibilities theretofore delegated by AGCO U.S. to the Seller may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to AGCO U.S. and to the Seller.

         (c) Notwithstanding the foregoing subsection (b), (i) so long as it is Servicer hereunder, AGCO U.S. shall be and remain primarily liable to the Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Agent and the Purchasers shall be entitled to deal exclusively with AGCO U.S. in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than AGCO U.S. in order for communication to the Servicer and its sub-Servicer or other delegate with respect thereto to be accomplished. AGCO U.S., at all times that it is the Servicer, shall be responsible for providing any sub-Servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

         (d) Notwithstanding anything else contained herein, the Servicer may not delegate to the Seller the right to, and the Seller shall not (and has no authority to) contract for, or conclude contracts in the name of, any Purchaser and neither the Servicer nor the Seller is permitted to (nor has authority to) establish an office or other fixed place of business of any Purchaser in Canada. To the extent any responsibilities of the Servicer hereunder involve or require the Servicer to contract for, or conclude a contract in the name of, any Purchaser, such servicing responsibility shall be fulfilled solely by the Servicer (and not by the Seller) and the Servicer is authorized to take such action, but only from a place of business in the United States. The Servicer may not, directly or indirectly, delegate such responsibility to any Person (including the Seller) which is a resident of Canada or has a permanent establishment in Canada for purposes of the Income Tax Act (Canada), except upon consent of the Agent, and in any event, any such Person to whom the Servicer delegates any such responsibility, may only carry out such delegated responsibility from a place of business in the United States and shall not, in any manner whatsoever, carry out any such delegated responsibility in Canada. None of the functions, obligations or authority of the Servicer shall be carried out in Canada.

Section 9.02      Duties of Servicer.

         (a) The Servicer shall take or cause to be taken such actions as may be reasonably necessary to collect each Dealer Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

         (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Deposit Account. The Servicer shall maintain in full force and effect a Deposit Account Agreement substantially in the form of Exhibit B with each bank party to a Deposit Account at any time. In the case of any remittances received in any Lock-Box or Deposit Account that shall have been identified, to the reasonable satisfaction of the Servicer, to not constitute Collections or other proceeds of the Dealer Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Agent delivers to any Deposit Account Bank a Collection Notice pursuant to Section 9.03, the Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Dealer Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, the Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

         (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article IV. The Servicer shall set aside and hold in trust for the account of the Seller and the Purchasers their respective shares of the Collections of Dealer Receivables in accordance with
                  Article IV. The Servicer shall, upon the request of any Administrator, segregate, in a manner reasonably acceptable to such Administrator, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or the Seller prior to the remittance thereof in accordance with Article IV. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Dealer Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

         (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Dealer Receivable or adjust the outstanding balance of any Dealer Receivable as the Servicer determines to be appropriate to maximize Collections thereof. Notwithstanding anything herein to the contrary, from and after the Termination Date until this Agreement is terminated, neither the Seller nor the Servicer shall, without the consent of the Agent, grant any discount or take any other action the effect of which would be to reduce the outstanding balance of any Dealer Receivable or modify the obligation of any Obligor to pay the full outstanding balance of any Dealer Receivable or extend the maturity thereof.

         (e) The Servicer shall hold in trust for the Seller and the Purchasers to the extent of their interests therein all Records that (i) evidence or relate to the Dealer Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Dealer Receivables and shall, as soon as reasonably practicable upon demand of the Agent, make available to the Agent all such Records, at the offices of the Servicer. The Servicer shall, as soon as practicable following receipt thereof turn over to the Seller or other owner thereof any cash collections or other cash proceeds received with respect to Indebtedness owing to the Seller not constituting Dealer Receivables. The Servicer shall, from time to time at the reasonable request of any Purchaser, furnish to such Purchaser (promptly after any such request) a calculation of the amount set aside for the Purchaser pursuant to Article IV.

         (f) Any payment by an Obligor in respect of any indebtedness owed by it to the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied in accordance with the methodology set out in for the application of such payments in the Credit and Collection Policy.

         (g) Upon receipt of any cash collections or other cash proceeds of any Dealer Receivable, the Servicer shall determine the portion thereof which relate to interest, yield, finance charges or similar amounts payable and provided for under the related Contract (but, for greater certainty, not including any discount on the principal balance thereof applied in connection herewith) and ascertain the amount of any withholding tax payable in respect of such portion. The Servicer shall remit all such withholding taxes to the applicable governmental authority within all time requirements imposed by applicable law, and shall provide such receipts or other evidence of such remittances as the Agent may request from time to time.

Section 9.03 Collection Notices. The Agent is authorized at any time after the occurrence and during the continuation of a Cash Control Event to date and to deliver to the Deposit Account Banks the Collection Notices. The Seller hereby Transfers to the Agent for the benefit of the Purchasers, effective when the Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the Deposit Accounts. In case any authorized signatory of the Seller whose signature appears on a Deposit Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. The Seller hereby authorizes the Agent, and agrees that the Agent shall be entitled at any time after the occurrence and during the continuation of a Cash Control Event to (i) endorse the Seller's name on checks and other instruments representing Collections, (ii) enforce the Dealer Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Dealer Receivables to come into the possession of the Agent rather than the Seller.

Section 9.04 Responsibilities of the Seller. Anything herein to the contrary notwithstanding, the exercise by the Agent, the Custodian, the Administrators and the Purchasers of their rights hereunder shall not release the Servicer or the Seller from any of their duties or obligations with respect to any Dealer Receivables or under the related Contracts. None of the Agent, the Custodian or the Purchasers shall have any obligation or liability with respect to any Dealer Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Seller.

Section 9.05 Reports and Other Information. The Servicer shall prepare and forward to each Administrator, on each Reporting Date and at such times as any Administrator shall reasonably request, a duly completed Monthly Report containing information accurate as of the last day of the calendar month then most recently ended. The Servicer shall determine the Net Eligible Receivables Balance, the aggregate Investment and the Credit Enhancement in connection with each Purchase hereunder.

Section 9.06 Servicer Fees. In consideration of the agreement of AGCO U.S. to act as Servicer hereunder, the Purchasers hereby agree that, so long as AGCO U.S. shall continue to perform as Servicer hereunder, the Servicer shall be entitled to retain out of Collections, a fee (the "Servicer Fee") on each Payment Date equal to 1% per annum of the Outstanding Balance of the Dealer Receivables at the beginning of the calendar month then most recently ended as compensation for its servicing activities. The Servicer Fee shall be payable solely out of Collections available for such purpose pursuant to Article IV. In the event such Collections are insufficient to pay the accrued and unpaid Servicer Fee in full, the Servicer shall have no claim against the Seller, the Agent or any Administrator for such deficiency. In the event the Agent shall, in accordance with the provisions hereof, designate as Servicer any Person other than AGCO U.S., then the Servicer Fee payable to such successor Servicer shall be such fee as shall be agreed in writing between such successor Servicer and the Agent; provided that in no event shall such Servicer Fee exceed 2% per annum on the average daily Outstanding Balance of the Dealer Receivables.

Section 9.07 Servicer Defaults. The occurrence of any one or more of the following events shall constitute a "Servicer Default":

         (a) The Servicer shall fail to make any payment or deposit to the Custodian, the Agent, any Purchaser or any Administrator required under the provisions of Section 4.05 of this Agreement when due and such failure shall continue for one (1) Business Day after such due date;

         (b) The Servicer shall fail to make any payment or deposit required under the provisions hereof or of the other Transaction Documents (other than those contemplated in (a) hereinabove) when due and such failure shall continue for five
                  (5) Business Days after such due date;

         (c) The Servicer shall fail to perform or observe any term, covenant or agreement hereunder or under any other Transaction Document (other than as referred to in paragraph (a) or (b)) and such failure shall continue for fifteen (15) days after the earlier of (i) the date on which the Servicer obtains knowledge thereof and (ii) the date on which written notice thereof is given to the Servicer;

         (d) Any representation, warranty, certification or statement made by the Servicer in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made and either (i) the failure of such representation, warranty, certification or statement to be true and correct shall have a Material Adverse Effect or
                  (ii) such representation, warranty, certification or statement shall continue to be incorrect;

         (e) (i) The Servicer or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such Person seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, arrangement, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or any such Person shall be appointed, whether under private right or pursuant to any such proceeding, or (ii) any such Person shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection (e);

         (f) The Custodian ceases to hold the Pool Assets as agent and bailee for the Seller and the Purchaser or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority ownership interest in the Dealer Receivables, the Related Security, the Collections with respect thereto and the Deposit Accounts;

         (g) The long-term senior unsecured debt of AGCO U.S. shall not be rated at least B+ by S&P and at least B1 by Moody's;

         (h) A material adverse change shall have occurred in the collectibility of the Dealer Receivables generally or of any material portion of the Dealer Receivables; or

         (i) One or more final judgments for the payment of money in excess of U.S. $10,000,000 or the Canadian Dollar Equivalent thereof shall be entered against the Servicer, and such judgment shall continue unsatisfied and in effect for fifteen (15) consecutive days without a stay of execution; or

         (j) The failure of the Servicer to pay any Indebtedness when due in excess of U.S. $10,000,000 or the Canadian Dollar Equivalent thereof and the continuance of such failure after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or the default by the Servicer in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Servicer shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof;

provided, however, that notwithstanding the foregoing, a delay in or a failure of performance referred to in clause (a) and (b) for a period of five (5) Business Days, or referred to under clauses (c) or (d) for a period of fifteen
(15) days (in addition to any period provided in (a), (b), (c) or (d) (together, the "Additional Grace Periods") shall not constitute a Servicer Default until the expiration of such Additional Grace Periods, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay was caused by force majeure. For greater certainty, any reference in this Section 9.07 to the Servicer includes AGCO U.S., whether or not acting in its capacity as Servicer hereunder.

Section 9.08 Replacement of the Servicer. If AGCO U.S. is removed as Servicer pursuant to Section 10.02 following the occurrence of an Early Amortization Event, AGCO U.S. shall take all actions necessary, or that the Agent may reasonably request, to facilitate the prompt and efficient transfer of responsibilities of the Servicer to any successor Servicer designated by the Agent, including without limitation, transferring to the Agent or such successor all Records, correspondence and documents (including computer software) requested by the Agent or such successor and to permit the Agent and such successor to have access to, and to copy, all software used by AGCO U.S. in the collection, administration or monitoring of the Dealer Receivables, Related Security and Collections. In connection therewith, the Agent may enter into a separate servicing agreement with any such successor Servicer relating to the rights and obligations of such successor as Servicer hereunder and, to the extent of any inconsistency between such servicing agreement and this Agreement regarding such rights and obligations, such servicing agreement shall control; provided that the Agent shall use reasonable efforts to minimize any such inconsistency to the extent such inconsistency would have a material adverse effect on the Seller.

                                   ARTICLE X
                            EARLY AMORTIZATION EVENTS

Section 10.01 Early Amortization Events. The occurrence of any one or more of the following events shall constitute an "Early Amortization Event":

         (a) The Seller shall fail to make any payment or deposit required hereunder or under any other Transaction Document when due and such failure shall remain unremedied for five (5) Business Days;

         (b) The Seller shall fail to perform or observe any term, covenant or agreement hereunder or under any other Transaction Document (other than as referred to in paragraph (a)) and such failure shall continue for fifteen (15) days after the earlier of (i) the date on which the Seller obtains knowledge thereof and
                  (ii) the date on which written notice thereof is given to the Seller;

         (c) Any representation, warranty, certification or statement made by the Seller in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made and either (i) the failure of such representation, warranty, certification or statement to be true and correct shall have a Material Adverse Effect or
                  (ii) such representation, warranty, certification or statement shall continue to be incorrect;

         (d)      Any Servicer Default shall occur and be continuing;

         (e) (i) The Seller or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such Person seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, arrangement, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or any such Person shall be appointed, whether under private right or pursuant to any such proceeding, or (ii) any such Person shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection (e);

         (f) The Custodian ceases to hold the Pool Assets as agent and bailee for the Seller and the Purchaser or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority ownership interest in the Dealer Receivables, the Related Security, the Collections with respect thereto and the Deposit Accounts;

         (g) The Seller shall be required to register as an "investment company" by the provisions of the Investment Company Act of 1940, as amended;

         (h) As at the end of any calendar month, (i) the Variable Dilution Ratio shall exceed 5.0%, (ii) the average of the Planned Dilution Ratios for the three most recently ended calendar months shall exceed 20%, (iii) the average of the Payment Rates for the three most recently ended calendar months shall be less than (x) if such three calendar month period shall end with the month of February, March, April or May, 4.0% and (y) in all other cases, 9.0%, (iv) the average of the Default Ratios for the three most recently ended calendar months shall exceed 3% or (v) the Default Ratio shall exceed 5%;

         (i) The aggregate Ownership Interests shall exceed 100% and shall continue as such until the earlier of (i) two Business Days following the date either the Seller or the Servicer has actual knowledge thereof and (ii) the next Payment Date;

         (j) Failure of the Seller to pay any Indebtedness when due in excess of U.S. $10,000,000 or the Canadian Dollar Equivalent thereof and the continuation of such failure after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or the default by the Seller in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Seller shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof;

         (k) One or more final judgments for the payment of money in excess of U.S. $10,000,000 or the Canadian Dollar Equivalent thereof shall be entered against Seller and such judgment shall continue unsatisfied and in effect for fifteen (15) consecutive days without a stay of execution; or

         (l) After the date hereof, any Purchaser or the Agent shall determine, acting reasonably, that it has or is deemed to have a permanent establishment within

                  Canada solely as a result of the transactions contemplated hereby or any act or failure to act of the Seller or the Servicer.

Section 10.02 Remedies. Upon the occurrence and during the continuation of an Early Amortization Event, the Agent may, or upon the direction of the Majority Purchasers shall, take any of the following actions: (i) replace and instruct the Custodian to replace (and the Custodian shall do so upon such instruction) the Person then acting as Servicer, (ii) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each of the Seller and the Servicer; provided, however, that upon the occurrence of an Early Amortization Event described in Section 10.01(e), or of an actual or deemed entry of an order for relief with respect to the Seller or the Servicer under the Federal Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada) or any other applicable bankruptcy or insolvency legislation, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each of the Seller and the Servicer, (iii) to the fullest extent permitted by applicable law, declare that the Yield Rate shall be equal to the Base Rate plus 2% for all outstanding Ownership Interests, (iv) deliver the Collection Notices to the Deposit Account Banks, (v) enter into such Currency Protection Agreements as the Agent, in its sole discretion, shall consider necessary or desirable in the circumstances (and, notwithstanding the inclusion of Swap Costs as a Purchaser Obligation, the Seller shall forthwith on demand by the Agent, pay to the Agent all Swap Costs incurred in connection therewith) and (vi) notify Obligors of the Custodian's and the Purchasers' interest in the Dealer Receivables and require all Collections in connection with all Dealer Receivables to be paid to the Agent or as may otherwise be designated by the Agent. Further, in the event of a Potential Early Amortization Event arising as a result of a Servicer Default under Section 9.07(a), (b), (c) or (d), during the Additional Grace Periods applicable to such Servicer Defaults (and unless the relevant actions or omissions are remedied prior to the expiration of the applicable Additional Grace Periods) the Purchasers shall not be required to make any Purchases, of whatever type, of any Dealer Receivables. If the Agent or any Purchaser enters into any Currency Protection Agreement in connection herewith, as provided in this Section 10.02, and any amounts are paid thereunder to the Agent or any such Purchaser by the counterparty thereto, such amounts (to the extent paid in connection herewith) shall be applied to the payment of all Unpaid Obligations, including to the reduction to zero of all Investments, and to the extent that there are any excess such amounts after all Unpaid Obligations have been indefeasibly paid in full or reduced to zero, such excess shall be paid to the Seller as additional purchase price for the Ownership Interests. The aforementioned rights and remedies shall be in addition to all other rights and remedies of the Custodian, the Agent and the Purchasers available under this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE XI
                                 INDEMNIFICATION

Section 11.01     Indemnities.

         (a) Seller Indemnities. Without limiting any other rights that the Custodian, the Agent, any Administrator or any Purchaser may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Custodian, the Agent, each Administrator and each Purchaser and their respective assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' or lawyers' fees (which attorneys or lawyers may be employees of the Custodian, the Agent or such Purchaser) and disbursements (on a solicitor and his own client basis) (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by the Custodian, the Agent or a Purchaser of an interest in the Dealer Receivables excluding, however:

                  (A) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or wilful misconduct on the part of the Indemnified Party seeking indemnification;

                  (B) Indemnified Amounts to the extent the same include losses in respect of Dealer Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness or other failure to pay of the related Obligor where such failure is not caused by any action or inaction on the part of the Seller or AGCO U.S. in connection with any Dealer Receivable or Dealer Agreement;

                  (C) taxes (other than taxes imposed by Canada or any jurisdiction thereof) imposed by the jurisdiction in which such Indemnified Party is organized or in which it is otherwise doing business on or measured by the overall net income of such Indemnified Party;

provided, however, that nothing contained in this sentence shall limit the liability of either the Seller or the Servicer or limit the recourse of the Custodian, the Agent or the Purchasers to either the Seller or the Servicer for amounts otherwise specifically provided to be paid by such Person under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, the Seller shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to the Seller or the Servicer) resulting from:

                           (i) breach of any representation or warranty made by the Seller or the Servicer (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                           (ii) the failure by the Seller or the Servicer to comply with any applicable law, rule or regulation with respect to any Dealer Receivable or Contract related thereto, or the nonconformity of any Dealer Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of the Seller to keep or perform any of its obligations, express or implied, with respect to any Contract;

                           (iii) any failure of the Seller or the Servicer to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                           (iv) any products liability, personal injury or damage suit, or similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Dealer Receivable;

                           (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Dealer Receivable arising on or prior to the Termination Date (including, without limitation, a defense based on such Dealer Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Dealer Receivable or the furnishing or failure to furnish such merchandise or services;

                           (vi) the commingling of Collections of Dealer Receivables at any time with other funds;

                           (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of a purchase, the ownership of the Ownership Interests or any other investigation, litigation or proceeding relating to the Seller or the Servicer in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                           (viii) any inability to litigate any claim against any Obligor in respect of any Dealer Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                  (ix)     any Early Amortization Event described in Section
                           10.01(d);

                  (x) any failure of the Seller to have had (but for the transactions contemplated hereby) legal and equitable title to, and ownership of any Dealer Receivable and the Related Security and Collections with respect thereto, free and clear of any Adverse Claim; or any failure of the Seller to have a first priority perfected security (or equivalent) interest in the Equipment the sale of which gave rise to any Dealer Receivable;

                  (xi) any failure to vest and maintain vested in the Agent and the Purchasers, or to Transfer to the Agent and the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Ownership Interests contemplated hereunder) in the Dealer Receivables, the Related Security and the Collections, free and clear of any Adverse Claim;

                  (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Dealer Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment Purchase or at any subsequent time;

                  (xiii) any action or omission by either the Seller or the Servicer which reduces or impairs the rights of the Custodian, the Agent or the Purchasers with respect to any Dealer Receivable or the value of any such Dealer Receivable;

                  (xiv) any attempt by any Person to void any Incremental Purchase or Reinvestment Purchase hereunder under statutory provisions or common law or equitable action;

                  (xv) the failure of any Dealer Receivable treated as or represented to be an Eligible Receivable at any time by the Seller or the Servicer (including, without limitation, for purposes of calculating the Net Eligible Receivables Balance) to be an Eligible Receivable as of such time; or

                  (xvi) any tax or governmental fee or charge or impost of any kind or nature whatsoever, including without limitation, any sales, excise, transfer, goods and services, business or property tax and customs duties, and any instalment, penalty or interest in respect of any thereof (but, for greater certainty, not including any taxes to the extent excluded from these indemnities pursuant to clause (iii) above in this Section 11.1) which may be imposed on the Agent or any Purchaser by reason of or in connection with any of the transactions contemplated by this Agreement including the purchase or ownership of any Ownership Interest or any interest therein or any merchandise which secure any Dealer Receivable or Related Security or in connection with any other rights or assets Transferred hereunder or the entitlement to a receipt of any amount hereunder or otherwise in connection herewith and including, without limitation, any tax or other amounts which any Obligor or any Servicer is obligated by law to withhold from any amounts otherwise payable to the Purchasers. For greater certainty, the Seller acknowledges and agrees that it is the intention of the parties that the Seller bear the risk, under this Section 11.1, of any withholding tax on Collections, other than any such withholding tax which the Servicer is required to remit under
                           Section 9.02(g).

         (b) Servicer Indemnities. Without limiting any other rights that any Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                  (i) any representation or warranty made by the Servicer (or any officers of the Servicer) in writing under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                  (ii) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Dealer Receivable or Contract related thereto;

                  (iii) any failure of the Servicer to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                  (iv) the commingling of Collections of Dealer Receivables at any time with other funds;

                  (v) any failure of the Seller to have had (but for the transactions contemplated hereby) legal and equitable title to, and ownership of any Dealer Receivable and the Related Security and Collections with respect thereto, free and clear of any Adverse Claim (other than as created hereunder);

                  (vi) any failure to have Transferred legal title to the Pool Assets to the Custodian, or any failure to vest and maintain vested in the Agent and the Purchasers, or to Transfer to the Agent and the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Ownership Interests contemplated hereunder) in the Dealer Receivables arising on or prior to the Termination Date and the Related Security and the Collections with respect thereto free and clear of any Adverse Claim created by or arising as a result of a claim against Servicer;

                  (vii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Dealer Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, to the extent the Servicer is required to file the same, whether at the time of any Incremental Purchase or Reinvestment Purchase or at any subsequent time;

                  (viii) any action or omission by the Servicer (other than in accordance with or as contemplated by this Agreement or any other Transaction Document) which reduces or impairs the rights of the Custodian, the Agent or the Purchasers with respect to any Dealer Receivable or the value of any such Dealer Receivable; or

                  (ix) the failure of any Dealer Receivable treated as or represented to be an Eligible Receivable at any time by the Servicer (including, without limitation, for purposes of calculating the Net Eligible Receivables Balance) to be an Eligible Receivable as of such time.

Section 11.02     Increased Cost and Reduced Return.

         (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), there shall be any increase in the cost to any Affected Party with respect to this Agreement or any Conduit Funding Agreement or in connection with its obligations under this Agreement or any Conduit Funding Agreement related to this Agreement for which the Affected Party is not entitled to payment hereunder, then the Seller shall from time to time, upon demand by such Affected Party (with a copy of such demand to the Agent), pay to such Affected Party additional amounts sufficient to compensate such Affected Party for such increased cost. A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Seller by such Affected Party shall be conclusive and binding for all purposes, absent manifest error.

         (b) Without duplication of (a), if either (i) the introduction following the date of this Agreement of, or any change following the date of this Agreement in or in the interpretation of, any law or regulation or (ii) the compliance by any Affected Party with any law or regulation or any guideline or request or any written interpretation from any central bank or other governmental authority issued after the date of this Agreement (whether or not having the force of law), affects the amount of capital required to be maintained by such Affected Party or any corporation controlling such Affected Party and the amount of such capital is increased by or based upon this Agreement or any Conduit Funding Agreement related to this Agreement or an Affected Party's obligations under this Agreement or a Conduit Funding Agreement, then, upon demand by such Affected Party (with a copy of such demand to be sent to the Agent related to this Agreement), the Seller shall pay to such Affected Party, from time to time as specified by such Affected Party, additional amounts sufficient to compensate such Affected Party or such controlling corporation in the light of such circumstances. A certificate setting forth in reasonable detail such amounts submitted to the Seller by such Affected Party shall be conclusive and binding for all purposes, absent manifest error.

         (c) Notwithstanding anything herein to the contrary, the Seller shall not be obligated to pay any amounts under Section 11.02(a) or (b), to the extent such amounts resulted from an increased cost incurred or an increased capital requirement imposed more than 90 days prior to the date of the certificate in which such amounts were set forth; provided, that, for purposes of the foregoing, any such increased cost or increased capital requirement shall be deemed to have been incurred or imposed, as applicable, on the date on which such increased cost is actually incurred or such increased capital requirement is actually imposed, whether or not such increased cost or increased capital requirement relates back to a period of time prior to such date.

         (d) Each Affected Party shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to reduce or eliminate any claim for compensation pursuant to this Section 11.02, provided that nothing contained herein shall obligate any Affected Party to take any action which, in the opinion of such Affected Party, is unlawful or otherwise disadvantageous to such Affected Party.

Section 11.03     Taxes.

         (a) Any and all payments by the Seller or the Servicer hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Purchaser, each Administrator and the Agent, net income taxes and franchise taxes that are imposed on such Purchaser or the Agent and, in the case of each Purchaser, franchise taxes and net income taxes that are imposed on such Purchaser (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Seller shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Purchaser or the Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 11.03), such Purchaser or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller shall make such deductions and (iii) the

                  Seller shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) In addition, the Seller agrees to pay any present or future stamp or documentary taxes, sales taxes and goods and services taxes or any other excise, transfer or property taxes, charges or similar levies that arise from any payment made or Transfer hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

         (c)      The Seller will indemnify each Purchaser and the Agent for
                  (i) the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11.03) paid by such Purchaser or the Agent (as the case may be) and
                  (ii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto other than those resulting from such Purchaser's or the Agent's wilful or negligent failure to pay such Taxes or Other Taxes; provided that a Purchaser or the Agent, as appropriate, making a demand for indemnity payment shall provide the Seller, at its address referred to in Section 14.02, with a certificate from the relevant taxing authority or from a responsible officer of such Purchaser or the Agent stating or otherwise evidencing that a Purchaser or the Agent has made payment of such Taxes or Other Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes or Other Taxes.

         (d) Within 30 days after the date of any payment of Taxes, the Seller will furnish to the Agent, at its address referred to in Section 14.02, appropriate evidence of payment thereof.

         (e) The Agent and each Purchaser that is not created or organized under the laws of the United States or a political subdivision thereof shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Seller (with, in the case of each Purchaser, a copy to the Agent) (i) within 15 days after the date hereof, or, if later, the date on which such Purchaser becomes a Purchaser pursuant to Section 13.01 hereof, two (or such other number as may be from time to time prescribed by applicable laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations), as appropriate, to permit the Seller to make payments hereunder for the account of such Purchaser or the Agent, as the case may be, without deduction or withholding of United States federal income or similar taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 11.03(e), copies (in such numbers as may from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Seller and the Agent to make payments hereunder for the account of such Purchaser or the Agent, as the case may be, without deduction or withholding of United States federal income or similar taxes.

         (f) For any period with respect to which a Purchaser or the Agent has failed to provide the Seller with the appropriate form, certificate or statement described in Section 11.03(e) (other than if such failure is due to a change in law occurring after the date of this Agreement), such Purchaser or the Agent, as the case may be, shall not be entitled to indemnification under Section 11.03(a) or 11.03(c) with respect to Taxes imposed by the United States.

         (g) Within 30 days of the written request of the Seller therefor, the Agent and each Purchaser, as appropriate, shall execute and deliver to the Seller such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Seller in applying for refunds of taxes remitted hereunder.

Section 11.04 Other Costs and Expenses. The Seller shall pay to the Custodian, the Agent, each Administrator and each Purchaser on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, (i) the cost of the Agent's or any Administrator's auditors auditing the books, records and procedures of the Seller, (ii) rating agency fees incurred by any Administrator or Purchaser in connection with the transactions contemplated hereby, and (iii) reasonable fees and out-of-pocket expenses of legal counsel for the Custodian, the Agent, each Administrator and each Purchaser with respect thereto and with respect to advising the Custodian, the Agent, such Administrator or such Purchaser as to its rights and remedies under this Agreement (on a solicitor and his own client basis). The Seller shall pay to the Custodian, the Agent, each Administrator and each Purchaser on demand any and all reasonable costs and expenses of such Person, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Early Amortization Event.

Section 11.05 Foreign Currency Obligations The Seller and the Servicer will each make payment relative to each Unpaid Obligation and other amount due by them in the currency (the "Original Currency") in which such Unpaid Obligation or other amount is expressed. If the Seller or the Servicer makes payment relative to any Unpaid Obligation or other amount to the Agent in a currency (the "Other Currency") other than the Original Currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment will constitute a discharge of the liability of such party hereunder in respect of such Unpaid Obligation or other amount only to the extent of the amount of the Original Currency which the Agent is able to purchase, using the applicable rate of exchange provided in the definition herein of "Equivalent Amount", with the amount it receives on the date of receipt. If the amount of the Original Currency which the Agent is able to purchase is less than the amount of such currency originally due in respect to the relevant Unpaid Obligation or other amount, the

Seller or the Servicer, as applicable, will indemnify and save the Agent harmless from and against any loss or damage arising as a result of such deficiency. This indemnity will constitute an obligation separate and independent from the other obligations contained in this Agreement, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by the Agent and will continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

Section 11.06 Commercial Paper Notes. Each Purchaser confirms that, notwithstanding the definition herein of "Commercial Paper Notes", it is not its current intention to issue Commercial Paper Notes having a term to maturity in excess of 60 days.

                                  ARTICLE XII
                    THE AGENT, ADMINISTRATORS AND CUSTODIAN

Section 12.01 Authorization and Action of Agent. Each Purchaser hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents to which the Agent is a party, as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Purchasers, and such instructions shall be binding upon all the Purchasers; provided, however, that the Agent shall not be required to take any action which exposes it to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Purchaser prompt notice of each notice given to it by the Seller or the Servicer pursuant to the terms of this Agreement. Each Purchaser hereby authorizes the Agent to execute any UCC financing statements or similar filings or registrations in connection herewith. None of the functions, obligations or authority of the Agent shall be carried out, directly or indirectly, in Canada.

Section 12.02 Agents' Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for the gross negligence or wilful misconduct of the Agent. Without limiting the generality of the foregoing, the Agent: (i) may treat the Purchaser that made any purchase as the holder of the Ownership Interest related thereto until receipt of actual notice to the contrary; (ii) may consult with legal counsel (including counsel for the Seller), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Purchaser and shall not be responsible to any Purchaser for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document;
(iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Seller or to inspect the property (including the books and records) of the Seller; (v) shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other

Transaction Documents, or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

Section 12.03 Rabobank and Affiliates. Rabobank shall have the same rights and powers hereunder and with respect to the Ownership Interests held by it, if any, as any other Purchaser and may exercise the same as though it were not the Agent, the Custodian or acting in any other capacity under any Transaction Document or Conduit Funding Agreement, and the term "Purchaser" or "Purchasers" shall, unless otherwise expressly indicated, include Rabobank in its individual capacity as a Purchaser hereunder. Rabobank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, enter into currency protection and similar agreements with and generally engage in any kind of business with, the Seller, any of its Affiliates, any Purchaser and any Person who may do business with or own securities of the Seller or any such Affiliate or such Purchaser, all as if Rabobank were not the Agent or the Custodian or acting in any other capacity under any Transaction Document or Conduit Funding Agreement, and without any duty to account therefor to the Purchasers.

Section 12.04 Purchaser Credit Decision. Each Purchaser acknowledges that it has, independently and without reliance upon the Agent or the Custodian or any other Purchaser and based on such financial statements and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each Purchaser also acknowledges that it will, independently and without reliance upon the Agent or the Custodian or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and such other Transaction Documents.

Section 12.05 Indemnification. The Purchasers agree to indemnify each of the Agent, the Custodian and their respective directors, officers and employees (to the extent not reimbursed by the Seller), ratably in proportion to their respective Investments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent or the Custodian in any way relating to or arising out of this Agreement, any of the other Transaction Documents or the transactions contemplated hereby or thereby, or any action taken or omitted by the Agent or the Custodian under this Agreement or any of the other Transaction Documents, provided that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's or the Custodian's gross negligence or wilful misconduct. Without limitation to the foregoing, each Purchaser agrees to reimburse the Agent and the Custodian promptly upon demand for such Purchaser's ratable share (computed based on the ratio which such Purchaser's Investment bears to the aggregate of the Investments hereunder) of any out-of-pocket expenses (including reasonable counsel fees, on a solicitor and his own client basis) incurred by the Agent or the Custodian in connection with the preparation, execution, delivery, administration, modification, amendment, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Transaction Documents, to the extent that such Agent or the Custodian is not reimbursed for such expenses by the Seller. From and after the occurrence of the Termination Date, the indemnification obligations of the Purchasers under this Section 12.05 shall be calculated as if their respective Investments on the day immediately prior to the Termination Date remained in effect.

Section 12.06 Successor Agent or Custodian. Rabobank may resign at any time from its role as Agent or Custodian hereunder by giving written notice thereof to the Purchasers and the Seller, and may be removed at any time with or without cause by the Majority Purchasers upon written notice thereof to the Agent and the Seller. Such resignation or removal shall become effective as set forth below. The Majority Purchasers shall have the right to appoint a successor Agent or Custodian, as applicable, provided that the Seller, the Servicer and each Administrator shall have the right to approve the successor Agent or Custodian, as applicable, which approval shall not be unreasonably withheld. If no successor Agent or Custodian, as applicable, shall have been so appointed by the Majority Purchasers and approved by the Seller, the Servicer and each Administrator, and shall have accepted such appointment, within 30 days after the departing Agent's (or Custodian's) giving of notice of resignation or the Majority Purchasers' removal of the departing Agent or Custodian, as applicable, then the departing Agent (or Custodian, as applicable) may, on behalf of the Purchasers, appoint a successor Agent (or Custodian, as applicable), which successor Agent (or Custodian, as applicable) shall have short-term debt ratings of at least A-1 from S&P and P-1 from Moody's and shall be either a commercial bank having a combined capital and surplus of at least U.S. $250,000,000 or an Affiliate of such an institution. Upon the acceptance of any appointment as Agent or Custodian hereunder by a successor Agent or Custodian, such successor Agent or Custodian shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the departing Agent or Custodian, and the departing Agent or Custodian shall be discharged from its duties and obligations under this Agreement; provided that the appointment of such successor Agent or Custodian shall not become effective until each Purchaser shall have received written confirmation from each of the rating agencies then rating the Commercial Paper Notes of such Purchaser that the rating of such Commercial Paper Notes would not, as a result of such appointment, be reduced or withdrawn. Notwithstanding anything contained to the contrary herein, until such time as such successor Agent or Custodian shall have accepted such appointment as aforesaid, the departing Agent or Custodian shall not be discharged from any of its duties and obligations as the Agent or Custodian under this Agreement. After any departing Agent's or Custodian's, as applicable, resignation or removal hereunder from such role, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such agent under this Agreement.

Section 12.07 Authorization and Action of Administrator. Each Purchaser in a Related Group hereby appoints and authorizes the Administrator for such Related Group to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents to which such Administrator is a party, as are delegated to such Administrator by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Purchasers in a Related Group may at any time appoint a new Administrator in accordance with the terms of the applicable Administrator Agreement. Upon the acceptance of any appointment as Administrator hereunder by a successor Administrator, such successor Administrator shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the departing Administrator, and the departing Administrator shall be discharged from its duties and obligations under this Agreement. None of the functions, obligations or authority of the Agent shall be carried out, directly or indirectly, in Canada.

Section 12.08     Duties of the Custodian.

         (a) The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and any other agreements to which it has entered into in its capacity as Custodian pursuant to the terms hereof.

         (b)      Notwithstanding any other provisions hereof:

                  (i) the Custodian shall not be personally liable for an error of judgment made in good faith by the Custodian, unless it shall be proved that the Custodian was grossly negligent in ascertaining the pertinent facts;

                  (ii) the Custodian shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with a written direction from the Agent or the Purchasers relating to the time of, method of and place of conducting any proceeding for any remedy available to the Custodian, or exercising any trust or power conferred upon the Custodian under this Agreement unless it shall be proved that the Custodian was grossly negligent in ascertaining the pertinent facts; and

                  (iii) the Custodian shall not be charged with knowledge of any Early Amortization unless the Custodian receives written notice of such failure from the Servicer, the Seller or the Agent.

         (c) The Custodian shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. None of the provisions contained in this Agreement shall in any event require the Custodian to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Custodian shall agreed in writing to be the successor to, and to be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         (d) The Custodian hereby acknowledges that its appointment by the Seller and the Purchasers as agent and bailee pursuant to this Agreement, is and is intended to be a limited appointment in the capacity of an agent and bailee of independent status acting in the ordinary course of its business and there are no implied duties or obligations except as expressly provided herein. The Custodian acknowledges that its role in the transactions herein provided for is limited to the functions specified in this Agreement and, unless expressly stated to the contrary or otherwise required by the context, all references in this Agreement to the Custodian shall mean the Custodian acting as agent and bailee for and on behalf of the Seller and the Purchasers. The Custodian acknowledges that in such capacity it does not have and agrees that it will not exercise or purport to exercise any general power or general authority to conclude, enter into or vary contracts collateral to this Agreement in the name of or on behalf of the Seller or the Purchaser.

Section 12.09 Certain Matters Affecting the Custodian. Notwithstanding anything else contained herein:

         (a) the Custodian may rely on and shall be protected in acting on, or in refraining from acting in accord with, this Agreement, any Monthly Report or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

         (b) the Custodian may, following notice to the Seller and the Agent, consult with counsel with respect to any questions as to any of the provisions hereof or its duties hereunder, and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder and in good faith and in accordance with such opinion of counsel. The reasonable fees and expenses of such counsel shall be paid by the Seller;

         (c) the Custodian shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any related agreements or instruments, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Purchasers or the Seller, pursuant to the provisions of this Agreement, unless such Persons shall have offered to the Custodian reasonable security or indemnity reasonably satisfactory to the Custodian against the costs, expenses and liabilities which may be incurred therein or thereby;

         (d) the Custodian shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement or any related agreements or instruments;

         (e) the Custodian shall not be bound to make any investigation into the facts of matters stated in any Monthly Report, or any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document;

         (f) the Custodian may execute any of the rights hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a sub-custodian, and the Custodian shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

         (g) the Custodian shall not be required to make any initial or periodic examination of any documents or records related to the Pool Assets for the purpose of establishing the presence or absence of defects, the compliance by the Seller with its representations and warranties or for any other purpose; and

         (h) the Custodian may employ such experts, advisers, agents and other assistants as it may reasonably require for the proper discharge of its duties hereunder and may pay reasonable remuneration for all such services performed for it in the discharge of its duties hereunder. The cost of such services shall be paid by the Seller.

Section 12.10 Suits for Enforcement. Without limiting anything else contained herein, if an Early Amortization Event shall occur and be continuing, the Custodian may, in accordance with a written direction from the Agent, proceed to protect and enforce its rights and the rights of the Seller and the Agent, as co-owners, under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Custodian, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Custodian, the Purchasers and the Seller.

                                 ARTICLE XIII
             ASSIGNMENTS; PARTICIPATIONS; ADDITIONAL RELATED GROUPS

Section 13.01     Assignments and Participations.

         (a) Neither the Seller nor the Servicer nor any Purchaser shall have the right to assign its rights or obligations under this Agreement except to the extent otherwise provided herein. The Seller hereby agrees and consents to the complete or partial assignment by any Purchaser of all or any portion of its rights under, interest in, title to and obligations under this Agreement to (i) any member of its Related Group or any Conduit Funding Source and (ii) any other Person approved by the Seller (such approval not to be unreasonably withheld), and upon such assignment, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of a Purchaser hereunder and (y) the Purchaser assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment covering all or the remaining portion of an assigning Purchaser's rights and obligations under this Agreement, such Purchaser shall cease to be a party hereto).

         (b) Nothing herein shall prohibit any Purchaser from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with applicable law and any such pledge or collateral assignment may be made without compliance with this Section 13.01.

Section 13.02 Additional Related Groups. Upon the Seller's request, an additional Related Group may be added to this Agreement at any time by the execution and delivery of a Joinder Agreement by the members of such proposed additional Related Group and each of the parties hereto, which execution and delivery shall not be unreasonably refused by such parties. Upon the effective date of such Joinder Agreement, (i) each Person specified therein as a "Purchaser" shall become a party hereto as a Purchaser, entitled to the rights and subject to the obligations of a Purchaser hereunder and (ii) each Person specified therein as an "Administrator" shall become a party hereto as an Administrator, entitled to the rights and subject to the obligations of an Administrator hereunder. On or prior to the effective date of such Joinder Agreement, the Seller, the new Purchaser and the new Administrator shall enter into a fee letter for purposes of setting forth the fees payable to the members of such Related Group in connection with this Agreement, which fee letter shall be considered a "Fee Letter" for all purposes of this Agreement.

                                  ARTICLE XIV
                                 MISCELLANEOUS

Section 14.01     Waivers and Amendments.

         (a) No failure or delay on the part of the Custodian, the Agent, any Administrator or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 14.01(b). The Seller, the Servicer, the Agent, the Custodian, each Administrator and the Majority Purchasers, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:

                  (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by the Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield (or any component thereof),
                           (C) reduce any fee payable
                           to any Administrator for the benefit of the Purchasers in its Related Group, (D) except pursuant to Article XIII hereof, change the amount of the Investment of any Purchaser, (E) amend, modify or waive any provision of the definition of Majority Purchasers or this Section 14.01(b), (F) consent to or permit the assignment or Transfer by the Seller of any of its rights and obligations under this Agreement, (G) change the definition of "Eligible Receivable" or "Credit Enhancement", or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses;

                  (ii) without the written consent of the then Agent or Custodian, as applicable, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent or Custodian; or

                  (iii) without the consent of each affected Administrator, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Administrator.

Any modification or waiver made in accordance with this Section 14.01 shall apply to each of the Purchasers equally and shall be binding upon the Seller, the Purchasers, the Custodian, the Administrators and the Agent. Notwithstanding anything herein to the contrary, (i) no amendment to this Agreement shall become effective unless and until each rating agency then rating any of the Commercial Paper Notes of the Purchasers hereunder confirms that such amendment will not result in the reduction, withdrawal or suspension of the then current rating of such Commercial Paper Notes and (ii) no waiver of any of Section 10.01(h)(iii) or Section 10.01(h)(iv) for two consecutive months shall become effective without the prior written consent of each rating agency then rating any of the Commercial Paper Notes of the Purchasers hereunder.

Section 14.02 Notices.     Except as provided below, all communications and
notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid (provided that no party hereto shall give any such notice or other communication by mail at a time when there is, to their knowledge, any actual or apprehended disruption of postal services in the applicable jurisdictions) or (iii) if given by any other means, when received at the address specified in this Section 14.02. The Seller hereby authorizes each Administrator to effect purchases and Settlement Period and Alternative Rate selections based on telephonic notices made by any Person whom such Administrator in good faith believes to be acting on behalf of the Seller. The Seller agrees to deliver promptly to each Administrator a written confirmation of each telephonic notice signed by an Authorized Officer of the Seller; however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by an Administrator, the records of such Administrator shall govern absent manifest error.

Section 14.03 Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Unpaid Obligations owing to such Purchaser (other than payments received pursuant to Section 11.02 or 11.03) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Unpaid Obligations, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Unpaid Obligations held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Unpaid Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Section 14.04     Protection of Ownership Interests of the Purchasers.

         (a) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or that the Agent or any Administrator may reasonably request, to perfect, protect or more fully evidence the Ownership Interests, or to enable the Custodian, the Agent, the Administrators or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time following the occurrence and during the continuation of a Cash Control Event, the Agent may, or the Agent may direct the Seller or the Servicer to, notify the Obligors of Dealer Receivables in which the Seller has an interest, at the Seller's expense, of the Ownership Interests of the Purchasers under this Agreement and the Custodian's right and may also direct that payments of all amounts due or that become due under any or all Dealer Receivables in which the Seller has an interest be made directly to the Agent or its designee. The Seller or the Servicer (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

         (b) If either the Seller or the Servicer fails to perform any of its obligations hereunder, the Agent, any Administrator or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligation, and the Agent's, such Administrator's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by the Seller as provided in Section 11.04. Each of the Seller and the Servicer irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on its behalf (i) to execute on behalf of the Seller as debtor and to file financing statements necessary in the Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Agent and/or of the Purchasers in the Dealer Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Dealer Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Dealer Receivables. This appointment is coupled with an interest and is irrevocable.

Section 14.05     Confidentiality.

         (a) Each of the Seller and the Servicer, the Agent, each Administrator and Purchaser shall maintain and shall cause each of its employees, directors and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Agent, the Custodian, the Administrators and the Purchasers, the Seller and the Servicer and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that the Seller, the Servicer and each Purchaser and its officers, directors and employees may disclose such information to such Person's officers, directors and external accountants and attorneys and lawyers and as required by any applicable law, rule, direction, request or order of any judicial, administrative or regulatory body or any stock exchange, issued during any proceeding or otherwise.

         (b) Anything herein to the contrary notwithstanding, each of the Seller and the Servicer hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Custodian, the Administrators and the Purchasers by each other, (ii) by the Agent, the Administrators or the Purchasers to any prospective or actual assignee or participant of any of them, (iii) by the Agent or any Administrator to any rating agency or (iv) by the Agent or any Administrator to any Commercial Paper Note dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Purchaser or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which such Administrator acts as the administrative or servicing agent and to any officers, directors, employees, outside accountants and attorneys or lawyers of any of the foregoing, provided each such Person is informed of the confidential nature of such information and, in the case of a Person described in clause (ii) or clause
                  (iv), agrees to maintain the confidentiality of such information on the terms and conditions set forth in this
                  Section 14.05. In addition, the Purchasers, the Administrators and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

Section 14.06     Bankruptcy Petition.

         (a) The Seller, the Servicer, the Agent, each Administrator and each Purchaser hereby covenants and agrees that, prior to the date that is one year and one day after the latest maturing Commercial Paper Note issued by any Purchaser (whether or not issued to fund the purchase or maintenance of the Ownership Interests of such Purchaser hereunder), it will not institute against, or join any other Person in instituting against, such Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other applicable jurisdiction.

         (b) Notwithstanding any provisions contained in this Agreement to the contrary, no Purchaser shall be obligated to pay any amount pursuant to this Agreement unless (i) such Purchaser has received funds which may be used to make such payment and which funds are not required to repay the Commercial Paper Notes of such Purchaser when due and (ii) after giving effect to such payment, either (x) there is sufficient liquidity availability (determined in accordance with the program documents governing such Purchaser's securitization program) under all of such Purchaser's liquidity facilities to pay the face amount of all outstanding Commercial Paper Notes of such Purchaser when due or (y) all Commercial Paper Notes of such Purchaser are paid in full. Any amount which a Purchaser does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined inss.101 of the Bankruptcy Code) against or corporate obligation of such Purchaser for any such insufficiency unless and until such Purchaser satisfies the provisions of clauses (i) and (ii) above. Failure of a Purchaser to make a payment for any purchase of an Ownership Interest hereunder shall be deemed to be an election of such Purchaser not to purchase such Ownership Interest.

Section 14.07 Limitation of Liability. Except with respect to any claim arising out of the wilful misconduct or gross negligence of a Purchaser, an Administrator, the Custodian or the Agent, no claim may be made by either the Seller or the Servicer or any other Person against any Purchaser, any Administrator, the Custodian or the Agent or any of their respective Affiliates, directors, officers, managers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the Seller and the Servicer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favour.

Section 14.08 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO, CANADA. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED IN NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 14.09 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 14.10 Power of Attorney. The Seller and the Custodian each hereby grants to the Agent and any officer or agent thereof (including any successor Servicer appointed in accordance herewith), an irrevocable power of attorney, with full power of substitution (including the power to delegate to any Person from time to time), coupled with an interest, in the name of the Seller, the Custodian or in the Agent's own name or in all or any of such names, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to take all such action contemplated by Section 8.03 or 13.04(b) and, without limiting the generality thereof, to take all such action following the occurrence of a Servicer Default
(i) to endorse, negotiate or otherwise realize on any writing, bill of exchange, negotiable instrument or other right of any kind held or owned by the Seller or the Custodian or transmitted to or received by the Agent or the Purchasers or any Person acting on behalf thereof as payment on account or otherwise in respect of any Dealer Receivables, (ii) to request or obtain any consent or acknowledgement required for the Transfer to the Purchasers of the Ownership Interests in any Dealer Receivable or Related Security or interest therein which had not theretofore been obtained, or (iii) to sue any Obligor. The Seller and the Custodian each hereby ratifies all that said attorneys will lawfully do or cause to be done by virtue of this Section 14.10.

Section 14.11     Integration; Binding Effect; Survival of Terms.

         (a) This Agreement, each Deposit Account Agreement and the Fee Letters contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until all Investment hereunder together with all interest, fees, indemnities and other amounts due hereunder have been paid or repaid in full, as the case may be.

Section 14.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

Section 14.13 Roles. Each of the Purchasers acknowledges that Rabobank and its Affiliates act, or may in the future act, (i) as administrative agent for Nieuw Amsterdam, (ii) as issuing and paying agent for the Commercial Paper Notes of Nieuw Amsterdam, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper Notes of Nieuw Amsterdam, (iv) act as counterparty under any Currency Protection Agreements entered into in connection herewith and (v) to provide other services from time to time for Nieuw Amsterdam (collectively, the "Rabobank Roles"). Without limiting the generality of this Section 14.12, each Purchaser hereby acknowledges and consents to any and all Rabobank Roles and agrees that in connection with any Rabobank Role, Rabobank may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Nieuw Amsterdam.

Section 14.14 Further Assurances. The Seller agrees from time to time, at the Agent's request and at the Seller's expense, to promptly execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that may be reasonably requested, to perfect, protect or more fully evidence the Transfer of the Pool Assets to the Custodian and the Purchase by the Agent on behalf of the Purchasers of the Ownership Interests under this Agreement, or to enable the Custodian, the Purchasers or the Servicer to exercise and enforce their respective rights and remedies hereunder. Without limiting the foregoing, the Seller will, upon the request of the Custodian or the Agent, execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Custodian or the Purchasers may reasonably request, to perfect, protect, vest or evidence the Transfer to the Custodian of the Pool Assets and the sale to the Agent on behalf of the Purchasers of the Ownership Interests. The Seller authorizes the Custodian and the Agent to file financing, financing change or continuation statements, and amendments thereto and assignments thereof, against the Seller relating to the

Transfer to the Custodian of the Pool Assets and the sale and assignment of the Ownership Interests to the Purchasers without the signature of the Seller where permitted by law.

Section 14.15     Characterization; Grant of Security Interest.

         (a) It is the intention of the parties hereto that each Purchase hereunder and each Transfer under Section 3.06 shall constitute and be treated as an absolute and irrevocable sale, which shall provide the applicable Purchaser with the full benefits of ownership of the applicable Ownership Interest and that the Seller and the Purchaser are joint owners of the Pool Assets, as tenants in common. Except as specifically provided in this Agreement, each sale of an Ownership Interest hereunder is made without recourse to the Seller; provided, however, that (i) the Seller shall be liable to each Purchaser, each Administrator, the Custodian and the Agent for all representations, warranties and covenants made by the Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser, any Administrator, the Custodian or the Agent or any assignee thereof of any obligation of the Seller or the Servicer or any other Person arising in connection with the Dealer Receivables, the Related Security, or the related Contracts, or any other obligations of the Seller or the Servicer.

         (b) In addition to any Ownership Interest which the Agent and/or the Custodian may from time to time acquire pursuant hereto, the Seller hereby grants to the Agent for the ratable benefit of the Purchasers a valid security interest in all of the Seller's right, title and interest in, to and under all Dealer Receivables now existing or hereafter arising, the Collections, each Deposit Account, all Related Security, all other rights and payments relating to such Dealer Receivables and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Seller Obligations and all obligations of all Obligors; provided, however, that the Agent and the Purchasers hereby agree that no security interest is granted in any cash collections or other property included in any Deposit Account to the extent such cash collections or other property does not constitute Dealer Receivables, Related Security or Collections, and the Servicer shall dispose of such cash collections or other property as provided in Section 9.02(e) hereof. After an Early Amortization Event, the Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

Section 14.16 Limitation on Payments. Notwithstanding any provisions contained in this Agreement to the contrary, none of the Purchasers or the Agent shall, or shall be obligated to, pay any amount to the Seller or the Servicer pursuant to this Agreement unless (i) such Purchaser or the Agent, as applicable, has received Collections hereunder which may be used to make such payment and which Collections are not required to repay the Commercial Paper Notes of any Purchaser when due and (ii) after giving effect to such payment, either (x) there is sufficient liquidity availability (determined in accordance with the program documents governing each Purchaser's securitization program) under all of the Purchasers' liquidity facilities to pay the Face Amount of all such outstanding Commercial Paper Notes when due or (y) all such Commercial Paper Notes are paid in full; provided, however, that the foregoing limitations on payments by any Purchaser or the Agent shall not apply to any distributions of any amounts out of Collections pursuant to Section 4.03 or 4.05. Any amount which any Purchaser or the Agent does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in ss.101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. ss. 101, et seq.), as amended from time to time) against or corporate obligation of such Purchaser or the Agent for any such insufficiency unless and until such Purchaser or the Agent, as applicable, satisfies the provisions of clauses (i) and (ii) above.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                    AGCO CANADA, LTD.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    c/o AGCO Corporation
                                    4205 River Green Parkway
                                    Duluth, GA  30096
                                    Attention:  David Williams
                                    Fax:  (770) 813-6070


                                    AGCO CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    AGCO Corporation
                                    4205 River Green Parkway
                                    Duluth, GA  30096
                                    Attention:  David Williams
                                    Fax:  (770) 813-6070


                            First Signature Page to
                         Receivables Purchase Agreement

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    INTERNATIONAL", NEW YORK BRANCH, as an
                                    Administrator, Agent and as Custodian

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    Rabobank International
                                    245 Park Avenue, 38th Floor
                                    New York, New York  10167
                                    Attention:  Wing Ng
                                    Fax:  (212) 309-5120



                                    NIEUW AMSTERDAM RECEIVABLES
                                    CORPORATION, as a Purchaser

                                    By:   GLOBAL SECURITIZATION SERVICES, LLC,
                                          its Attorney-in-Fact


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    Global Securitization Services, LLC
                                    114 West 47th Street
                                    Suite 1715
                                    New York, New York  10036
                                    Attention:  Tony Wong


                            Second Signature Page to
                         Receivables Purchase Agreement

                                   EXHIBIT A

                             FORM OF MONTHLY REPORT

                                   (Attached)

                                   EXHIBIT B

                       FORM OF DEPOSIT ACCOUNT AGREEMENT

                                   (Attached)

                                   EXHIBIT C

                            [INTENTIONALLY DELETED]

                                   (Attached)

                                   EXHIBIT D

                            FORM OF PURCHASE NOTICE

                                     [DATE]

Cooperatieve Centrale Raiffeisen-Boerenleenbank
B.A., "Rabobank International", New York Branch,
as Agent
245 Park Avenue
New York, NY  10167
Attention: Wing Ng

         Re:      Receivables Purchase Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Receivables Purchase Agreement, dated as of -, 2001 (as amended or otherwise modified from time to time, the "Receivables Purchase Agreement") by and among AGCO Canada, Ltd., as seller (the "Seller"), AGCO Corporation, as servicer (in such capacity, the "Servicer"), the "Purchasers" parties thereto, the "Administrators" parties thereto and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as agent and custodian (in its capacity as agent, the "Agent"). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

         The Seller hereby requests the following Incremental Purchase (the "Proposed Purchase"):


------------------------------------------------------------ ---------------------------------------------------------
Requested increase in Investment (i.e.: Purchase Price)      [U.S./CDN $]
------------------------------------------------------------ ---------------------------------------------------------
Business Day of Proposed Purchase
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

         The proceeds of the Proposed Purchase should be remitted to the Seller by wire transfer in accordance with the following instructions:

                  [ACCOUNT NAME]
                  [ACCOUNT NO.]
                  [BANK NAME & ADDRESS]
                  [ABA #]
                  Reference:
                  Telephone advice to: [NAME] @ Tel. No. ()

         The Seller hereby certifies that the conditions precedent in Section
7.02 of the Receivables Purchase Agreement are satisfied with respect to the Proposed Purchase including, without limitation, that the following statements will be true on the date of the Proposed Purchase (before and after giving effect to the Proposed Purchase):

         (i) the representations and warranties set forth in Sections 6.01 and 6.02 of the Receivables Purchase Agreement are true and correct in all material respects on and as of the date of the Proposed Purchase as though made on and as of such date;

         (ii) no event has occurred and is continuing, or would result from the Proposed Purchase, that will constitute an Early Amortization Event or Potential Early Amortization Event;

         (iii)    the Liquidity Termination Date has not occurred; and

         (iv) immediately after giving effect to the Proposed Purchase, the Net Eligible Receivables Balance shall be at least equal to the sum of
         (i) the aggregate Investment of all Ownership Interests, plus (ii) the Credit Enhancement;


                                    Very truly yours,

                                    AGCO CANADA, LTD.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE


To:      Cooperatieve Centrale Raiffeisen-Boerenleenbank
         B.A., "Rabobank International", New York Branch, as Agent

         This Compliance Certificate is furnished pursuant to the Receivables Purchase Agreement, dated as of -, 2001 (as amended or otherwise modified from time to time, the "Receivables Purchase Agreement") by and among AGCO Canada, Ltd., as seller (the "Seller"), AGCO Corporation, as servicer (in such capacity, the "Servicer"), the "Purchasers" parties thereto, the "Administrators" parties thereto and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as agent and Custodian (in its capacity as agent, the "Agent"). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1.       I am the duly elected __________ of the Servicer.

         2. I have reviewed the terms of the Receivables Purchase Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Servicer and the Seller during the accounting period covered by the attached financial statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 4 below].

         [4.      Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Seller and/or the Servicer has taken, is taking, or proposed to take with respect to each such condition or event:]

         The foregoing certifications, together with the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of _________________, _____________.

                                   EXHIBIT F

                            FORM OF DEALER AGREEMENT

                                   (Attached)

                                   EXHIBIT G

                    FORM OF SELLER'S COUNSEL OPINION LETTER

                                   (Attached)

                                   EXHIBIT H

                   FORM OF SERVICER'S COUNSEL OPINION LETTER

                                   (Attached)

                                   SCHEDULE I

               LIST OF DEPOSIT ACCOUNTS AND DEPOSIT ACCOUNT BANKS

                        LOCK BOXES WITH BANK OF MONTREAL
                      DEPOSITED TO ACCOUNT #0002-1400-281


               LOCK BOX #                     MAILING ADDRESS
               ----------                     ---------------
                  0079                       AGCO Canada, Ltd.
                                               P.O. Box 5600
                                               Station Main
                                               Unit No.0079
                                            Burlington, Ontario
                                                  L7R 4X3

                                  SCHEDULE II

                          SPECIAL CONCENTRATION LIMITS

         None.

                                  SCHEDULE III

                PRINCIPAL PLACE OF BUSINESS OF SELLER; DOMICILE,
               LOCATION OF RECORDS; QST/HST/GST NUMBERS OF SELLER


         1. Principal Place of Business, Domicile and Chief Executive Office of Seller:

                  515 Dewdney Avenue
                  Regina, Saskatchewan
                  S4P 343

                  4205 River Green Parkway
                  Duluth, Georgia  30019



         2.       Locations of Records:

                  None, except the places of business specified in paragraph 1 above.


         3.       Tax Numbers:

                  GST:     135739381 RT0001

                  HST:     135739381 RT0001

                  QST:     1015816020 TQ0001

                                  SCHEDULE IV

                           LIST OF CLOSING DOCUMENTS


1. Purchase Notice dated as of the date of the initial purchase (the "Initial Closing Date").

2. Written notification from the Agent as to whether the Purchasers intend to make the purchase specified in the Purchase Notice.

3. Copies of search reports of all relevant searches conducted against the Seller and its predecessor names in Ontario, Quebec and Saskatchewan.

4. Certificates of Status (or of Compliance) of the Seller for the jurisdiction of its chief executive office and each other jurisdiction where it conducts business.

5.       Certificate of Good Standing of the Servicer.

6. Certificate of the Secretary or Assistant Secretary of the Seller attaching its

         (a)      Certificate and Articles of Incorporation;
         (b)      By-laws;
         (c) Resolution of the board of directors of the Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents; and
         (d) an incumbency certificate with the names and signatures of the Authorized Officers of the Seller.

7. Certificate of the Secretary or Assistant Secretary of the Servicer attaching its

         (a)      Certificate and Articles of Incorporation;
         (b)      By-laws;
         (c) Resolution of the board of directors of the Servicer authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents; and
         (d) an incumbency certificate with the names and signatures of the Authorized Officers of the Servicer.

8.       Monthly Report dated as of June 26, 2001.

9.       Compliance Certificates dated as of June 26, 2001.

10. Copies of all consents, waivers and amendments to existing credit facilities that are necessary in connection with this Agreement.

11. A favourable opinion of legal counsel for the Seller dated the Initial Closing Date and substantially in the form of Exhibit G.

12. A favourable opinion of legal counsel for the Servicer dated the Initial Closing Date and substantially in the form of Exhibit H.

13. A favourable opinion of counsel to the Purchasers dated the date of the Initial Closing Date in form acceptable to the Purchaser.

14. Two originally executed copies of this Agreement, the Assignment Agreement and the Fee Letter in each case duly executed by or on behalf of the Seller.

15. Two originally executed copies of the Deposit Account Agreements entered into amongst the Seller, the Agent and each Deposit Bank in respect of each Lock-Box and Deposit Account established and maintained by the Seller in accordance with this Agreement.

16. A certificate executed by Authorized Officers of the Seller, dated the Initial Closing Date, to the effect as follows, and the following shall be true and correct as at such time (i) the representations and warranties made herein are true and correct as of the Initial Closing Date, as if made on such date; (ii) the Seller and the Servicer are each in compliance with all of their obligations under this Agreement; and (iii) no Early Amortization Event or Potential Amortization Event has occurred and is continuing, or would result from the Transfer of the Ownership Interest on such date, and also addressing certain other matters, as reasonably required by the Agent, including the solvency of the Seller and that the Eligible Receivables Balance as of the day immediately prior to the Initial Closing date is not less than the Eligible Receivables Balance as of June 26, 2001.

17. Original copies of all registrations filed on or prior to the Initial Closing Date, with respect to Ontario, Saskatchewan and Quebec and as may be necessary or, in the reasonable opinion of the Agent, desirable under the laws of each such jurisdiction to preserve, perfect and protect the Purchasers' ownership interest in the Ownership Interest being Transferred hereunder together with favourable registration and search reports, of local counsel to the Agent in the Province of Quebec in form and substance acceptable to the Agent.

18. Executed copies of all discharges, releases or subordination agreements, if any, which the Agent requests with respect to registrations or Adverse Claims of any Person in any Pool Assets, together with copies of the relevant financing change statements or other discharge or release statements with the registration particulars stamped thereon, and copies of any estoppel letters which the Agent shall reasonably request to confirm that any registration made in favour of any Person, does not and will not be relied upon to perfect or protect an adverse claim in any Pool Assets.

                                   SCHEDULE V

                                  SELLER NAMES


AGCO Canada, Ltd.

-------------------------------------------------------------------------------




                         RECEIVABLES PURCHASE AGREEMENT


                           dated as of June 26, 2001


                                     among

                               AGCO CANADA, LTD.,
                                   as Seller,

                               AGCO CORPORATION,
                                  as Servicer,

                          THE PURCHASERS PARTY HERETO

                        THE ADMINISTRATORS PARTY HERETO


                                      and

             COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                   "RABOBANK INTERNATIONAL", NEW YORK BRANCH,
                             as Agent and Custodian




-------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                                               PAGE

ARTICLE I           DEFINITIONS..................................................................................1

Section 1.01        Certain Defined Terms........................................................................1

Section 1.02        Other Terms.................................................................................20

ARTICLE II          TRANSFER TO CUSTODIAN.......................................................................20

Section 2.01        Deposit with Custodian......................................................................20

Section 2.02        Acceptance by Custodian.....................................................................20

Section 2.03        Appointment of Custodian....................................................................20

Section 2.04        Power of Custodian..........................................................................21

ARTICLE III         PURCHASE FACILITY...........................................................................21

Section 3.01        Purchase Facility...........................................................................21

Section 3.02        Incremental Purchases.......................................................................21

Section 3.03        Reinvestment Purchases......................................................................22

Section 3.04        Investment Reductions and Reductions in Maximum Program Amount..............................22

Section 3.05        Maximum Ownership Interests.................................................................23

Section 3.06        Transfers...................................................................................23

Section 3.07        Denomination of Investment..................................................................24

ARTICLE IV          PAYMENTS AND COLLECTIONS....................................................................24

Section 4.01        Seller Obligations..........................................................................24

Section 4.02        Collections Received by Seller; Deemed Collections..........................................25

Section 4.03        Collections Prior to Termination Date.......................................................25

Section 4.04        Collections Following Termination Date......................................................26

Section 4.05        Application of Collections..................................................................26

Section 4.06        Payment Requirements........................................................................27

Section 4.07        Collection Account..........................................................................28

Section 4.08        Payment Rescission..........................................................................28

Section 4.09        Setoff......................................................................................28

ARTICLE V           YIELD AND FEES..............................................................................29

Section 5.01        Yield Payments..............................................................................29

Section 5.02        Suspension of the Adjusted Eurodollar Rate..................................................29

Section 5.03        Fees........................................................................................29

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

Section 5.04        Break Costs.................................................................................29

Section 5.05        Settlement of Currency Protection Agreements................................................30

ARTICLE VI          REPRESENTATIONS AND WARRANTIES..............................................................31

Section 6.01        Representations and Warranties of the Seller................................................31

         (a)        Corporate Existence and Power...............................................................31

         (b)        Power and Authority; Due Authorization Execution and Delivery...............................31

         (c)        No Conflict.................................................................................31

         (d)        Governmental Authorization..................................................................32

         (e)        Actions, Suits..............................................................................32

         (f)        Binding Effect..............................................................................32

         (g)        Accuracy of Information.....................................................................32

         (h)        Use of Proceeds.............................................................................32

         (i)        Good Title..................................................................................32

         (j)        Perfection..................................................................................33

         (k)        Places of Business..........................................................................33

         (l)        Collections.................................................................................33

         (m)        Ownership of the Seller.....................................................................33

         (n)        Not a Holding Company or an Investment Company..............................................33

         (o)        Compliance with Law.........................................................................34

         (p)        Names.......................................................................................34

         (q)        Compliance with Credit and Collection Policy................................................34

         (r)        Material Adverse Effect.....................................................................34

         (s)        Eligible Receivables........................................................................34

         (t)        Enforceability of Contracts.................................................................34

         (u)        Solvency....................................................................................35

Section 6.02        Representations and Warranties of the Servicer..............................................35

         (a)        Corporate Existence and Power...............................................................35

         (b)        Power and Authority; Due Authorization Execution and Delivery...............................35

         (c)        No Conflict.................................................................................36

         (d)        Governmental Authorization..................................................................36

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

         (e)        Actions, Suits..............................................................................36

         (f)        Binding Effect..............................................................................36

         (g)        Accuracy of Information.....................................................................36

         (h)        Collections.................................................................................37

         (i)        Material Adverse Effect.....................................................................37

         (j)        Not a Holding Company or an Investment Company..............................................37

         (k)        Compliance with Law.........................................................................37

         (l)        Compliance with Credit and Collection Policy................................................37

Section 6.03        Representations and Warranties of the Purchasers............................................38

ARTICLE VII         CONDITIONS OF PURCHASES.....................................................................38

Section 7.01        Conditions Precedent to Initial Purchase....................................................38

Section 7.02        Conditions Precedent to All Purchases and Reinvestment Purchases............................38

ARTICLE VIII        COVENANTS...................................................................................39

Section 8.01        Affirmative Covenants of the Seller and AGCO U.S............................................39

         (a)        Notices.....................................................................................39

         (b)        Compliance with Laws and Preservation of Corporate Existence................................40

         (c)        Audits......................................................................................41

         (d)        Keeping and Marking of Records and Books....................................................41

         (e)        Compliance with Contracts and Credit and Collection Policy..................................41

         (f)        Financial Reporting.........................................................................42

         (g)        Ownership...................................................................................43

         (h)        Collections.................................................................................43

         (i)        Taxes.......................................................................................43

Section 8.02        Negative Covenants of the Seller............................................................44

         (a)        Name Change, Offices and Records............................................................44

         (b)        Change in Payment Instructions to Obligors..................................................44

         (c)        Modifications to Contracts and Credit and Collection Policy.................................44

         (d)        Sales, Liens................................................................................44

         (e)        Merger......................................................................................45

         (f)        Accounting..................................................................................45

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

Section 8.03        Affirmative Covenants of the Servicer.......................................................45

         (a)        Financial Reporting.........................................................................45

         (b)        Notices.....................................................................................46

         (c)        Compliance with Laws and Preservation of Corporate Existence................................46

         (d)        Audits......................................................................................47

         (e)        Keeping and Marking of Records and Books....................................................47

         (f)        Compliance with Contracts and Credit and Collection Policy..................................47

         (g)        Collections.................................................................................48

         (h)        Taxes.......................................................................................48

Section 8.04        Negative Covenants of the Servicer..........................................................48

         (a)        Change in Payment Instructions to Obligors..................................................48

         (b)        Modifications to Contracts and Credit and Collection Policy.................................48

ARTICLE IX          ADMINISTRATION AND COLLECTION...............................................................49

Section 9.01        Designation of Servicer.....................................................................49

Section 9.02        Duties of Servicer..........................................................................50

Section 9.03        Collection Notices..........................................................................52

Section 9.04        Responsibilities of the Seller..............................................................52

Section 9.05        Reports and Other Information...............................................................52

Section 9.06        Servicer Fees...............................................................................52

Section 9.07        Servicer Defaults...........................................................................53

Section 9.08        Replacement of the Servicer.................................................................54

ARTICLE X           EARLY AMORTIZATION EVENTS...................................................................55

Section 10.01       Early Amortization Events...................................................................55

Section 10.02       Remedies....................................................................................57

ARTICLE XI          INDEMNIFICATION.............................................................................58

Section 11.01       Indemnities.................................................................................58

         (a)        Seller Indemnities..........................................................................58

         (b)        Servicer Indemnities........................................................................61

Section 11.02       Increased Cost and Reduced Return...........................................................62

Section 11.03       Taxes.......................................................................................63

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

Section 11.04       Other Costs and Expenses....................................................................65

Section 11.05       Foreign Currency Obligations................................................................65

Section 11.06       Commercial Paper Notes......................................................................66

ARTICLE XII         THE AGENT, ADMINISTRATORS AND CUSTODIAN.....................................................66

Section 12.01       Authorization and Action of Agent...........................................................66

Section 12.02       Agents' Reliance, Etc.......................................................................66

Section 12.03       Rabobank and Affiliates.....................................................................67

Section 12.04       Purchaser Credit Decision...................................................................67

Section 12.05       Indemnification.............................................................................67

Section 12.06       Successor Agent or Custodian................................................................68

Section 12.07       Authorization and Action of Administrator...................................................68

Section 12.08       Duties of the Custodian.....................................................................69

Section 12.09       Certain Matters Affecting the Custodian.....................................................70

Section 12.10       Suits for Enforcement.......................................................................71

ARTICLE XIII        ASSIGNMENTS; PARTICIPATIONS; ADDITIONAL RELATED GROUPS......................................71

Section 13.01       Assignments and Participations..............................................................71

Section 13.02       Additional Related Groups...................................................................72

ARTICLE XIV         MISCELLANEOUS...............................................................................72

Section 14.01       Waivers and Amendments......................................................................72

Section 14.02       Notices.....................................................................................73

Section 14.03       Ratable Payments............................................................................74

Section 14.04       Protection of Ownership Interests of the Purchasers.........................................74

Section 14.05       Confidentiality.............................................................................75

Section 14.06       Bankruptcy Petition.........................................................................76

Section 14.07       Limitation of Liability.....................................................................76

Section 14.08       GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE........................77

Section 14.09       WAIVER OF JURY TRIAL........................................................................77

Section 14.10       Power of Attorney...........................................................................77

Section 14.11       Integration; Binding Effect; Survival of Terms..............................................77

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

Section 14.12       Counterparts; Severability; Section References..............................................78

Section 14.13       Roles.......................................................................................78

Section 14.14       Further Assurances..........................................................................78

Section 14.15       Characterization; Grant of Security Interest................................................79

Section 14.16       Limitation on Payments......................................................................79


EXHIBITS

Exhibit A         Form of Monthly Report
Exhibit B         Form of Deposit Account Agreement
Exhibit C         [intentionally deleted]
Exhibit D         Form of Purchase Notice
Exhibit E         Form of Compliance Certificate
Exhibit F         Form of Dealer Agreement
Exhibit G         Form of Seller's Counsel Opinion Letter
Exhibit H         Form of Servicer's Counsel Opinion Letter


SCHEDULES
Schedule I        List of Deposit Accounts and Deposit Account Banks
Schedule II       Special Concentration Limits
Schedule III      Principal Place of Business of Seller; Locations of Records
Schedule IV       List of Closing Documents
Schedule V        Seller Names

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